UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 04178)

Exact name of registrant as specified in charter: Putnam American Government Income Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2008

Date of reporting period: October 1, 2007 — March 31, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam American Government Income Fund

3|31|08

Semiannual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and
other securities with
the goal of providing
a steady stream of
income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
American Government
Income Fund

3 | 31 | 08
Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Interview with your fund’s Portfolio Leader	7
Performance in depth	13
Expenses	16
Portfolio turnover	18
Risk	19
Your fund’s management	20
Terms and definitions	22
Trustee approval of management contract	24
Other information for shareholders	29
Financial statements	30

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

Challenges continued to mount for investors in the first quarter of 2008. The markets struggled as economic news — from falling housing prices to rising inflation — painted a gloomy backdrop to an already-difficult situation. Many economists now believe that the United States is in or near recession. Fortunately, the Federal Reserve Board (the Fed) and federal lawmakers have reacted quickly, employing creative and, in some instances, unprecedented moves to ameliorate the situation. As of this writing, the Fed has cut rates a total of 3.25 percentage points since last September and added nearly $400 billion in liquidity to the credit markets. In a historic move, the Fed also provided financing to facilitate JPMorgan Chase’s buyout of investment bank Bear Stearns, which was on the brink of failure. In February, lawmakers, working with the president, approved an economic stimulus package that will put $168 billion into the hands of millions of U.S. taxpayers starting this month.

As investors it is important to keep a long-term perspective and remember the counsel of your financial representative during times like these. Markets can recover quickly, and investors who sit on the sidelines run the risk of missing the rebound. The normal condition of the economy and corporate earnings is one of growth, albeit with occasional interruptions. What’s more, recessions in the United States are usually short-lived compared with economic expansions. Since 1960, the economy has experienced 7 recessions lasting an average of 11 months, versus 64 months for the average expansion. Perhaps most important is the value that a properly diversified portfolio can offer by balancing areas of weakness with areas of strength.

Starting this month, we have changed the portfolio manager’s commentary in this report to a question-and-answer format. We feel this new approach makes the information more readable and accessible, and we hope you think so as well.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam Investments.

Putnam American Government Income Fund:
Investing in government securities

When the U.S. government needs to finance a project, one way it raises capital is through the Bureau of the Public Debt. Every year, the Bureau holds more than 100 auctions for various government bonds (called Treasuries), ultimately borrowing a total of about $2 trillion. U.S. Treasuries have traditionally been considered a safe investment because they are backed by the full faith and credit of the United States. In other words, the U.S. government’s ability to generate tax revenue guarantees payment on any outstanding Treasury debt. Treasuries, however, tend to generate relatively low returns.

In addition to U.S. Treasuries, Putnam American Government Income Fund invests in instruments such as mortgage-backed securities (MBSs). MBSs are essentially securities that represent a stake in the principal from, and interest paid on, a collection of mortgages. Most MBSs are created when government-sponsored entities, including Fannie Mae, Ginnie Mae, and Freddie Mac, buy mortgages from financial institutions, such as banks or credit unions, and package them together by the thousands. These pools of mortgages act as collateral for the MBSs that government-sponsored entities sell to different financial entities, such as your fund.

Because MBSs, with the exception of Ginnie Maes, are not guaranteed directly by the full faith and credit of the United States, and therefore carry a higher degree of risk than investments like Treasuries, they also offer opportunities for higher returns. By investing in both Treasuries and MBSs, your fund’s management team seeks to maintain a relatively low risk profile for the portfolio, while supplementing returns for long-term investors.

Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The use of derivatives involves special risks and may result in losses.

The ABCs of MBSs

MBSs (Mortgage-backed securities): MBSs are pools of mortgages used as collateral for issuing a security. These securities represent claims on the principal and interest payments made by the borrowers whose loans are in the pool.

Fannie Mae (Federal National Mortgage Association): Fannie Mae is a public company established by the U.S. government in 1938 to help make mortgage funds available to buyers. Fannie Mae does business with primary mortgage lenders (savings and loans, commercial banks, credit unions, and housing finance agencies).

Freddie Mac (Federal Home Loan Mortgage Corporation): Freddie Mac is another public company chartered by Congress to increase the funds available to mortgage financiers. Freddie Mac buys mortgages from primary lenders and develops MBSs that offer a guarantee on the payment of principal and interest.

Ginnie Mae (Government National Mortgage Association): Ginnie Mae is a government-owned corporation established in 1968 whose MBSs are backed by the full faith and credit of the U.S. government.

Performance snapshot

Putnam American
Government Income Fund

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 7 and 13–15 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

The period in review

Rob, thank you for taking the time to talk about Putnam American Government Income Fund today. How did the fund perform during the period?

Results for the fund were strong for the first half of the fiscal year, which ended March 31, 2008. For the six-month period, the fund gained 6.78%, outperforming the 5.67% return from its peer group, the Lipper General U.S. Government Funds. Fund performance trailed the 7.93% return from its benchmark, the Lehman Government Bond Index partly due to our less-than-benchmark weighting in Treasury bonds, which outperformed.

What drove the fund’s performance for the period?

The past six months were marked by two distinct periods of performance —the first four months and the final two months.

From the end of September through January, two significant factors boosted

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/08. See page 6 and pages 13–15 for additional fund performance information. Index descriptions can be found on page 23.

performance. First, we correctly anticipated the larger forces at play in the markets, believing that all of the problems stemming from the over-leveraging of capital in certain U.S. market sectors had not yet been resolved. That correct call led to proper positioning and positive, tactical trading strategies that capitalized on our views on term structure and increased volatility, which we’ll discuss in a moment.

The other major contributor relative to our peer group was the fund’s exposure to collateralized mortgage obligations (CMOs), a type of mortgage-backed security repackaged to offer investors varying maturities with levels of prepayment risk that suit their needs. We felt that CMOs were undervalued and positioned ourselves to take advantage of a potential slowing in mortgage prepayments. When credit ultimately contracted in the period, the prepayment rate did indeed slow, benefiting the fund. We favored interest-only CMOs, higher-coupon mortgages, and pass-throughs, mortgage-backed certificates in which homeowner payments “pass” to investors “through” a government agency or an investment bank.

The final two months of the period were a different story. Until February, the nature of our holdings had shielded us from fallout surrounding the subprime mortgage crisis and the subsequent sharp reevaluation of credit quality

Portfolio composition as of March 31, 2008

Allocations shown here are represented as a percentage of portfolio market value and include derivative instruments. These may differ from allocations shown later in this report. Holdings and allocations may vary over time. All holdings are rated AAA.

throughout the market. Since most of our holdings are in securities guaranteed by the U.S. government or its agencies, we are not as dependent on ratings from agencies such as Moody’s and Standard & Poor’s, which rapidly lost investor confidence in recent months when structured credit products deemed “high quality” quickly fell apart because of their subprime underpinnings. Despite our protection from this, subprime-related distress in the financial markets — namely, constraints on banks’ balance sheets — ultimately created a widespread need for cash in the final two months of the quarter, forcing deleveraging that left no asset class in fixed income untouched — even AAA government-guaranteed CMOs.

Rob, in the fund’s annual report, management listed key strategy decisions it made regarding term structure, sector allocation, maturity, coupon level, and “seasoning” of mortgages. Let’s tackle those one by one. What strategy decisions did you make regarding term structure?

Term structure reflects our views on the direction of interest rates based on factors such as economic indicators, Fed statements and strategy, market sentiment, and our analysis of the yield curve. Early in the period, we correctly evaluated the credit crisis and its implications. Therefore, we positioned ourselves to take advantage of interest-rate levels, a quickly steepening yield curve, and increased volatility. Recently,

Comparison of maturity composition

This chart illustrates the fund’s composition by maturity, showing the percentage of holdings in different maturity ranges and how the composition has changed over the past six months. Holdings and maturity ranges will vary over time.

however, we have moved to a more neutral stance on all three. We now believe much of the bad news has been priced into the market.

In terms of sector allocations, which did you favor?

We did not change our allocation strategy in any significant way during the period. We have maintained a belief that mortgage prepayments will be slow. We have continued to favor our agency CMO and pass-through positioning.

We did adjust our mortgage weighting somewhat. We began the period underweight mortgages; however, mortgage spreads — the difference between the average 30-year mortgage rate and the 10-year Treasury yield — widened considerably in the period, causing us to move to a neutral weighting.

Regarding maturity, what was your stance on duration?

We have been neutral on most points on the yield curve, but are a bit hesitant to extend out. We believe it’s going to take time to repair bank balance sheets, and, as a result, the Fed may be content to hold rates steady. There has been a great deal of inflationary pressure inside the U.S. economy recently, given the strength of the global economy. We believe the Fed wants some of this inflationary pressure because it’s one way to help banks “reflate” — or bolster —their balance sheets by increasing the spread between long-term lending and short-term borrowing rates (net interest margin).

Regarding coupon level, what combination of coupons do you feel provided the best risk/return trade-off during the period?

We’ve been in the high end of mortgage coupons, continuing to engage in the trade of 6.5% coupons. The best borrower — someone with a clean credit history — should always be able to get a reasonable mortgage rate. But borrowers with a slight credit problem — those often in the 6.5% stack — may face a refinancing rate high enough to preclude them from refinancing, thus lowering the mortgage’s risk of prepayment. Just to be clear, though: I am not talking about the subprime market; I am talking about individuals with lesser credit histories who still qualify for agency collateral. That’s an important distinction.

In terms of mortgages, how “seasoned” — or aged — do you like them to be?

We believe the most attractive mortgages are those that originated during the peak in U.S. home prices about a year and a half to two years ago because they are the least likely to refinance. Unfortunately, people who took out mortgages at that time have seen their home values go down. Because their home values are now lower than their loan amounts, these homeowners have extremely limited opportunities to refinance.

What is your market outlook for the next six months and what, if any, changes have you made in response to changes in the credit markets?

In our opinion, the deleveraging that we experienced in the final two months of the period is unsustainable. Once bank balance sheets stabilize, we believe the first securities to bounce back will be those of the highest quality — namely, the government paper in which we predominantly invest. We believe these securities will be the “canary in the coal mine” in a capital markets recovery —that is, their recovery may presage a capital markets recovery. All of our changes on the macro side have aimed to reduce risk, including a reduction in trades based on our views on volatility and term structure. As a result of the recent valuations on our high-quality paper, we believe we can afford to take fewer macro positions and rely more on security selection.

Thanks for your time and insights, Rob.

I N   T H E   N E W S

For the first time since the Great Depression, the Federal Reserve has extended financing to non-banks — specifically, primary dealers such as securities broker-dealers — as part of its ongoing attempt to inject liquidity into the struggling credit markets. The so-called Primary Dealer Credit Facility (PDCF), established in March, allows the Federal Reserve Bank of New York to provide overnight cash reserves to primary dealers in exchange for a broad range of collateral. The new credit facility aims to help primary dealers in providing financing to participants in capital markets and to promote an overall orderly functioning of the markets. The PDCF will remain in effect for six months and may be extended if the Fed deems it necessary.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The use of derivatives involves special risks and may result in losses.

Of special interest

We are pleased to report that effective March 2008, your fund’s dividend was increased from $0.031 to $0.033 per share. This dividend increase was possible due to an increase in interest income.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2008, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance

Total return for periods ended 3/31/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(3/1/85)		(5/20/94)		(7/26/99)		(2/14/95)		(4/1/03)	(7/2/01)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	6.66%	6.47%	5.80%	5.80%	5.86%	5.86%	6.35%	6.20%	6.40%	6.74%

10 years	62.67	56.09	50.59	50.59	50.36	50.36	58.62	53.39	58.77	65.45
Annual average	4.99	4.55	4.18	4.18	4.16	4.16	4.72	4.37	4.73	5.16

5 years	20.79	15.96	16.28	14.28	16.23	16.23	19.35	15.43	19.33	22.31
Annual average	3.85	3.01	3.06	2.71	3.05	3.05	3.60	2.91	3.60	4.11

3 years	17.34	12.70	14.80	11.80	14.77	14.77	16.57	12.81	16.49	18.31
Annual average	5.47	4.07	4.71	3.79	4.70	4.70	5.24	4.10	5.22	5.76

1 year	10.52	6.10	9.74	4.74	9.62	8.62	10.29	6.70	10.24	10.83

6 months	6.78	2.45	6.43	1.43	6.43	5.43	6.72	3.29	6.65	6.93

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively, as of 1/2/08. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Comparative index returns

For periods ended 3/31/08

		Lipper General U. S.
	Lehman Government	Government Funds
	Bond Index	category average*

Annual average
(life of fund)	8.18%	7.13%

10 years	82.20	64.13
Annual average	6.18	5.05

5 years	25.85	18.12
Annual average	4.71	3.37

3 years	20.59	14.33
Annual average	6.44	4.56

1 year	11.45	7.54

6 months	7.93	5.67

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 3-, 5-, 10-year, and life-of-fund periods ended 3/31/08, there were 161, 160, 135, 119, 71, and 9 funds, respectively, in this Lipper category.

Fund’s annual operating expenses

For the fiscal year ended 9/30/07

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses*	1.03%	1.78%	1.78%	1.28%	1.28%	0.78%

Total annual fund
operating expenses	1.13	1.88	1.88	1.38	1.38	0.88

* Reflects Putnam Management’s decision to contractually limit expenses through 9/30/08.

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Fund price and distribution information

For the six-month period ended 3/31/08

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.252		$0.218	$0.220	$0.240		$0.241	$0.264

Capital gains	—		—	—	—		—	—

Total	$0.252		$0.218	$0.220	$0.240		$0.241	$0.264

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

9/30/07	$9.00	$9.38*	$8.94	$8.97	$9.04	$9.34	$9.00	$8.99

3/31/08	9.35	9.74	9.29	9.32	9.40	9.72	9.35	9.34

Current yield
end of period)

Current
dividend rate [1]	4.24%	4.07%	3.49%	3.48%	3.96%	3.83%	3.98%	4.50%

Current 30-day
SEC yield [2,3]
(with expense
limitation)	N/A	3.98	3.40	3.39	N/A	3.78	3.90	4.40

Current 30-day
SEC yield [3]
(without
expense
limitation)	N/A	3.86	3.27	3.26	N/A	3.65	3.77	4.27

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Reflects an increase in sales charges that took effect on 1/2/08.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund may have limited expenses, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam American Government Income Fund from October 1, 2007, to March 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.07	$ 8.93	$ 8.93	$ 6.36	$ 6.35	$ 3.78

Ending value (after expenses)	$1,067.80	$1,064.30	$1,064.30	$1,067.20	$1,066.50	$1,069.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2008, use the calculation method below. To find the value of your investment on October 1, 2007, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 4.95	$ 8.72	$ 8.72	$ 6.21	$ 6.21	$ 3.69

Ending value (after expenses)	$1,020.10	$1,016.35	$1,016.35	$1,018.85	$1,018.85	$1,021.35

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	0.98%	1.73%	1.73%	1.23%	1.23%	0.73%

Average annualized expense
ratio for Lipper peer group*	1.03%	1.78%	1.78%	1.28%	1.28%	0.78%

* Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 3/31/08.

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2007	2006	2005	2004	2003

Putnam American Government
Income Fund	196%*	233%*	384%*	430%*	551%†

Lipper General U. S. Government
Funds Category Average	319%	274%	304%	280%	407%

* Excludes dollar roll transactions.

† Excludes certain Treasury note transactions executed in connection with a short-term trading strategy.

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on September 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2007 is based on information available as of 12/31/07.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar ® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of March 31, 2008. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2008 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Core Fixed-Income Team. Rob Bloemker is the Portfolio Leader, and Daniel Choquette and Michael Salm are Portfolio Members, of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, please visit the Individual Investors section of www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of March 31, 2008, and March 31, 2007.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 3/31/07.

Trustee and Putnam employee fund ownership

As of March 31, 2008, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 202,000	$ 88,000,000

Putnam employees	$1,463,000	$630,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Rob Bloemker is also a Portfolio Leader of Putnam U.S. Government Income Trust and Putnam Income Fund. He is also a Portfolio Member of Putnam Diversified Income Trust, Putnam Global Income Trust, Putnam Premier Income Trust, and Putnam Master Intermediate Income Trust.

Daniel Choquette is also a Portfolio Member of Putnam U.S. Government Income Trust.

Michael Salm is also a Portfolio Member of Putnam U.S. Government IncomeTrust, Putnam Income Fund, and Putnam Global Income Trust.

Rob Bloemker, Daniel Choquette, and Michael Salm may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of  Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of  Trustees, with the assistance of its Contract Committee consisting solely of  Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2007.

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances-for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry-that suggest that consideration of fee changes might be warranted.The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate.The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 78th percentile in management fees and in the 59th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will be applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance during the review period

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper General U.S. Government Funds) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

54th	69th	69th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 165, 146 and 124 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper General U.S. Government Funds category for the one-, five-, and ten-year periods ended March 31, 2008, were 10%, 25%, and 56%, respectively. Over the one-, five-, and ten-year periods ended March 31, 2008, the fund ranked 16th out of 160, 30th out of 119, and 40th out of 71 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available in the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 3/31/08 (Unaudited)

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (137.0%)*

	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (3.1%)
Government National Mortgage Association
Pass-Through Certificates
6 1/2s, with due dates from December 15, 2031
to November 20, 2037	$21,721,444	$22,639,934
6s, with due dates from October 15, 2023 to January 15, 2029	113,133	116,985
		22,756,919

U.S. Government Agency Mortgage Obligations (133.9%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
7 1/2s, October 1, 2029	1,798,864	1,949,782
6s, September 1, 2021	68,290	70,381
5 1/2s, with due dates from July 1, 2019 to August 1, 2019	715,094	732,888
4 1/2s, with due dates from January 1, 2037 to June 1, 2037	3,028,608	2,919,870
Federal National Mortgage Association Pass-Through Certificates
7s, with due dates from April 1, 2032 to January 1, 2036	3,466,368	3,657,804
6 1/2s, with due dates from October 1, 2032
to December 1, 2037	2,892,957	3,000,853
6 1/2s, with due dates from July 1, 2016 to February 1, 2017	199,887	208,893
6 1/2s, TBA, May 1, 2038	10,000,000	10,335,938
6 1/2s, TBA, April 1, 2038	14,000,000	14,497,657
6s, with due dates from August 1, 2037 to November 1, 2037	75,129	77,040
6s, with due dates from November 1, 2008 to August 1, 2022	11,356,825	11,713,404
6s, TBA, April 1, 2038	11,000,000	11,265,547
5 1/2s, with due dates from November 1, 2036
to October 1, 2037	7,174,351	7,249,063
5 1/2s, with due dates from December 1, 2011
to February 1, 2021	1,981,922	2,031,649
5 1/2s, TBA, May 1, 2038	321,000,000	323,307,188
5 1/2s, TBA, April 1, 2038	565,000,000	570,252,749
5s, March 1, 2021	93,531	94,514
5s, TBA, April 1, 2038	6,000,000	5,937,187
4 1/2s, with due dates from September 1, 2035
to August 1, 2037	3,707,015	3,575,099
4s, with due dates from May 1, 2019 to September 1, 2020	804,076	784,459
		973,661,965

Total U.S. government and agency mortgage obligations (cost $988,456,518)		$996,418,884

U.S. GOVERNMENT AGENCY OBLIGATIONS (8.3%)*

	Principal amount	Value

Fannie Mae 4 1/4s, August 15, 2010	$13,700,000	$14,285,424
Freddie Mac
6 7/8s, September 15, 2010	8,053,000	8,891,607
6 3/4s, March 15, 2031	1,500,000	1,880,231
6 5/8s, September 15, 2009	29,420,000	31,288,911
3 3/8s, April 15, 2009	4,300,000	4,352,776

Total U.S. government agency obligations (cost $58,811,142)		$60,698,949

U.S. TREASURY OBLIGATIONS (24.1%)*

	Principal amount	Value

U.S. Treasury Bonds
8s, November 15, 2021	$16,475,000	$23,260,641
7 1/2s, November 15, 2016	10,948,000	14,293,127
6 1/4s, May 15, 2030	10,723,000	13,722,089
6s, February 15, 2026	47,270,000	57,425,666
U.S. Treasury Notes
4 1/4s, August 15, 2013	29,441,000	32,051,589
4 1/4s, September 30, 2012	17,438,000	18,854,838
4s, February 15, 2015	14,300,000	15,374,734

Total U.S. treasury obligations (cost $154,949,218)		$174,982,684

COLLATERALIZED MORTGAGE OBLIGATIONS (44.6%)*

	Principal amount	Value

Banc of America Commercial Mortgage, Inc.
Ser. 07-2, Class A2, 5.634s, 2049	$316,000	$310,426
Ser. 04-3, Class A5, 5.316s, 2039	180,000	173,446
Ser. 05-6, Class A2, 5.165s, 2047	809,000	808,044
Banc of America Funding Corp. Ser. 07-4, Class 4A2,
Interest Only (IO), 5 1/2s, 2034	2,036,795	371,039
Banc of America Mortgage Securities
Ser. 04-D, Class 2A, IO, 0.316s, 2034	4,964,962	4,584
Ser. 05-E, Class 2, IO, 0.304s, 2035	13,156,614	42,801
Citigroup Mortgage Loan Trust, Inc. IFB Ser. 07-6,
Class 2A5, IO, 4.051s, 2037	1,734,020	138,437
Countrywide Alternative Loan Trust IFB Ser. 04-2CB,
Class 1A5, IO, 5.001s, 2034	267,388	15,061
Countrywide Home Loans 144A
IFB Ser. 05-R1, Class 1AS, IO, 2.89s, 2035	5,805,947	476,563
IFB Ser. 05-R2, Class 1AS, IO, 2.525s, 2035	16,042,093	1,041,974
Credit Suisse Mortgage Capital Certificates FRB
Ser. 07-C4, Class A2, 5.811s, 2039	432,000	433,865
Fannie Mae
IFB Ser. 06-70, Class SM, 32.736s, 2036	114,746	153,535
IFB Ser. 07-75, Class JS, 31.57s, 2037	907,853	1,318,268
IFB Ser. 07-80, Class AS, 28.57s, 2037	331,861	460,774
IFB Ser. 07-75, Class CS, 27.309s, 2037	565,900	840,033

COLLATERALIZED MORTGAGE OBLIGATIONS (44.6%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 06-62, Class PS, 24.308s, 2036	$751,791	$1,042,142
IFB Ser. 07-60, Class SB, 24.008s, 2037	282,570	363,546
IFB Ser. 06-76, Class QB, 24.008s, 2036	911,985	1,267,712
IFB Ser. 06-63, Class SP, 23.708s, 2036	996,875	1,366,619
IFB Ser. 07-W7, Class 1A4, 23.588s, 2037	544,629	735,001
IFB Ser. 07-81, Class SC, 22.208s, 2037	525,016	680,158
IFB Ser. 07-1, Class NK, 21.457s, 2037	1,341,987	1,789,481
IFB Ser. 06-104, Class GS, 21.145s, 2036	406,514	538,649
IFB Ser. 06-104, Class ES, 20.456s, 2036	466,335	610,290
IFB Ser. 06-49, Class SE, 18.605s, 2036	883,246	1,103,962
IFB Ser. 06-60, Class AK, 18.405s, 2036	426,497	535,817
IFB Ser. 06-60, Class TK, 18.205s, 2036	253,688	316,732
IFB Ser. 06-104, Class CS, 18.006s, 2036	590,361	724,790
IFB Ser. 07-30, Class FS, 17.791s, 2037	1,342,267	1,641,762
IFB Ser. 07-96, Class AS, 17.156s, 2037	406,602	487,346
IFB Ser. 05-25, Class PS, 16.726s, 2035	90,281	112,263
IFB Ser. 06-115, Class ES, 16.165s, 2036	449,952	561,208
IFB Ser. 05-74, Class CP, 15.221s, 2035	1,160,417	1,414,819
IFB Ser. 05-115, Class NQ, 15.192s, 2036	322,684	378,194
IFB Ser. 06-27, Class SP, 15.038s, 2036	876,000	1,061,646
IFB Ser. 06-8, Class HP, 15.038s, 2036	927,818	1,127,944
IFB Ser. 06-8, Class WK, 15.038s, 2036	1,473,897	1,776,575
IFB Ser. 05-106, Class US, 15.038s, 2035	1,390,374	1,695,613
IFB Ser. 05-99, Class SA, 15.038s, 2035	685,332	811,724
IFB Ser. 05-74, Class DM, 14.855s, 2035	1,358,157	1,631,125
IFB Ser. 06-60, Class CS, 14.561s, 2036	457,502	523,162
IFB Ser. 06-62, Class NS, 12.092s, 2036	394,041	407,343
IFB Ser. 05-74, Class CS, 12.873s, 2035	1,322,861	1,532,920
IFB Ser. 05-114, Class SP, 12.433s, 2036	404,222	445,248
IFB Ser. 05-95, Class CP, 12.152s, 2035	102,878	118,087
IFB Ser. 05-106, Class JC, 12.066s, 2035	650,496	711,902
IFB Ser. 05-83, Class QP, 10.637s, 2034	467,103	503,829
IFB Ser. 05-72, Class SB, 10.378s, 2035	485,534	524,115
IFB Ser. 05-57, Class MN, 10.326s, 2035	900,718	988,856
Ser. 03-W6, Class PT1, 10.074s, 2042	2,025,432	2,344,363
Ser. 04-T3, Class 1A4, 7 1/2s, 2044	1,150,106	1,264,700
Ser. 02-T19, Class A3, 7 1/2s, 2042	17,538	19,207
Ser. 02-T12, Class A3, 7 1/2s, 2042	18,290	19,924
Ser. 02-14, Class A2, 7 1/2s, 2042	125,908	137,080
Ser. 01-T10, Class A2, 7 1/2s, 2041	1,568,010	1,704,720
Ser. 02-T4, Class A3, 7 1/2s, 2041	600,257	652,532
Ser. 01-T12, Class A2, 7 1/2s, 2041	836,616	908,916
Ser. 01-T3, Class A1, 7 1/2s, 2040	40,294	43,729
Ser. 99-T2, Class A1, 7 1/2s, 2039	86,154	95,670
Ser. 03-W10, Class 1A1, 7 1/2s, 2032	843,117	909,580
Ser. 02-T1, Class A3, 7 1/2s, 2031	730,140	796,366
Ser. 00-T6, Class A1, 7 1/2s, 2030	1,118,590	1,200,817
Ser. 01-T5, Class A3, 7 1/2s, 2030	19,390	21,101
Ser. 01-T4, Class A1, 7 1/2s, 2028	78,237	86,135

COLLATERALIZED MORTGAGE OBLIGATIONS (44.6%)* continued

	Principal amount	Value

Fannie Mae
Ser. 02-26, Class A1, 7s, 2048	$1,237,066	$1,336,449
Ser. 04-W12, Class 1A3, 7s, 2044	642,043	697,433
Ser. 04-T3, Class 1A3, 7s, 2044	1,399,576	1,519,896
Ser. 04-T2, Class 1A3, 7s, 2043	460,791	500,471
Ser. 03-W8, Class 2A, 7s, 2042	4,732,571	5,128,326
Ser. 03-W3, Class 1A2, 7s, 2042	457,548	495,292
Ser. 02-T16, Class A2, 7s, 2042	3,169,867	3,434,878
Ser. 02-T19, Class A2, 7s, 2042	1,986,287	2,150,331
Ser. 02-14, Class A1, 7s, 2042	1,313,248	1,414,867
Ser. 01-T10, Class A1, 7s, 2041	879,163	945,950
Ser. 02-T4, Class A2, 7s, 2041	2,237,219	2,408,015
Ser. 01-W3, Class A, 7s, 2041	350,962	379,332
Ser. 04-W1, Class 2A2, 7s, 2033	3,217,980	3,492,546
Ser. 381, Class 14, IO, 6 1/2s, 2037	177,309	29,325
Ser. 381, Class 15, IO, 6 1/2s, 2037	89,496	14,910
Ser. 371, Class 2, IO, 6 1/2s, 2036	1,812,211	371,070
Ser. 363, Class 2, IO, 5 1/2s, 2035	357,716	78,175
IFB Ser. 07-W6, Class 6A2, IO, 5.201s, 2037	800,094	105,005
IFB Ser. 03-66, Class SA, IO, 5.051s, 2033	1,152,613	143,758
IFB Ser. 08-7, Class SA, IO, 4.951s, 2038	277,372	35,799
IFB Ser. 07-W6, Class 5A2, IO, 4.691s, 2037	1,059,202	135,338
IFB Ser. 07-W4, Class 4A2, IO, 4.681s, 2037	3,891,428	467,340
IFB Ser. 07-W2, Class 3A2, IO, 4.681s, 2037	1,454,755	178,660
IFB Ser. 06-115, Class BI, IO, 4.661s, 2036	1,410,538	129,730
IFB Ser. 05-113, Class DI, IO, 4.631s, 2036	40,226,391	4,159,357
IFB Ser. 07-60, Class AX, IO, 4.551s, 2037	1,142,307	129,924
IFB Ser. 06-60, Class SI, IO, 4.551s, 2036	1,411,868	171,735
IFB Ser. 06-60, Class UI, IO, 4.551s, 2036	552,814	70,475
IFB Ser. 03-122, Class SA, IO, 4.501s, 2028	2,147,975	179,298
IFB Ser. 05-65, Class KI, IO, 4.401s, 2035	20,005,673	2,149,510
IFB Ser. 08-01, Class GI, IO, 4.361s, 2037	5,634,117	655,550
IFB Ser. 07-54, Class CI, IO, 4.161s, 2037	943,806	101,153
IFB Ser. 07-39, Class JI, IO, 4.161s, 2037	304,565	27,076
IFB Ser. 07-39, Class PI, IO, 4.161s, 2037	898,037	89,182
IFB Ser. 07-30, Class WI, IO, 4.161s, 2037	4,689,132	449,478
IFB Ser. 07-28, Class SE, IO, 4.151s, 2037	939,547	97,995
IFB Ser. 06-128, Class SH, IO, 4.151s, 2037	1,051,279	95,072
IFB Ser. 06-56, Class SM, IO, 4.151s, 2036	1,149,004	120,426
IFB Ser. 06-12, Class SD, IO, 4.151s, 2035	4,377,158	540,946
IFB Ser. 05-90, Class SP, IO, 4.151s, 2035	2,086,773	223,201
IFB Ser. 05-12, Class SC, IO, 4.151s, 2035	1,151,184	109,061
IFB Ser. 07-W5, Class 2A2, IO, 4.141s, 2037	469,735	47,691
IFB Ser. 07-30, Class IE, IO, 4.141s, 2037	2,352,163	302,519
IFB Ser. 06-123, Class CI, IO, 4.141s, 2037	2,124,652	217,778
IFB Ser. 06-123, Class UI, IO, 4.141s, 2037	927,301	94,845
IFB Ser. 05-82, Class SY, IO, 4.131s, 2035	5,291,114	531,079
IFB Ser. 05-45, Class EW, IO, 4.121s, 2035	560,593	49,202
IFB Ser. 07-15, Class BI, IO, 4.101s, 2037	1,527,291	156,755
IFB Ser. 06-126, Class CS, IO, 4.101s, 2037	211,913	19,593

COLLATERALIZED MORTGAGE OBLIGATIONS (44.6%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 06-16, Class SM, IO, 4.101s, 2036	$843,302	$97,360
IFB Ser. 05-95, Class CI, IO, 4.101s, 2035	1,508,483	173,964
IFB Ser. 05-84, Class SG, IO, 4.101s, 2035	2,476,329	270,678
IFB Ser. 05-57, Class NI, IO, 4.101s, 2035	476,350	51,554
IFB Ser. 05-104, Class NI, IO, 4.101s, 2035	1,709,130	188,805
IFB Ser. 05-83, Class QI, IO, 4.091s, 2035	402,165	50,204
IFB Ser. 06-128, Class GS, IO, 4.081s, 2037	1,057,482	110,585
IFB Ser. 05-83, Class SL, IO, 4.071s, 2035	4,345,060	425,833
IFB Ser. 06-114, Class IS, IO, 4.051s, 2036	1,128,862	105,797
IFB Ser. 06-115, Class IE, IO, 4.041s, 2036	819,396	91,510
IFB Ser. 06-117, Class SA, IO, 4.041s, 2036	1,234,761	114,900
IFB Ser. 06-121, Class SD, IO, 4.041s, 2036	833,016	78,687
IFB Ser. 06-109, Class SG, IO, 4.031s, 2036	681,171	64,648
IFB Ser. 06-109, Class SH, IO, 4.021s, 2036	1,069,989	124,375
IFB Ser. 07-W6, Class 4A2, IO, 4.001s, 2037	4,286,444	450,718
IFB Ser. 06-128, Class SC, IO, 4.001s, 2037	2,029,042	197,160
IFB Ser. 06-43, Class SI, IO, 4.001s, 2036	636,728	58,768
IFB Ser. 06-44, Class IS, IO, 4.001s, 2036	115,865	10,758
IFB Ser. 06-8, Class JH, IO, 4.001s, 2036	3,918,101	425,148
IFB Ser. 05-122, Class SG, IO, 4.001s, 2035	849,551	93,630
IFB Ser. 05-95, Class OI, IO, 3.991s, 2035	226,992	29,295
IFB Ser. 06-92, Class LI, IO, 3.981s, 2036	1,201,185	117,329
IFB Ser. 06-96, Class ES, IO, 3.981s, 2036	541,126	50,448
IFB Ser. 06-85, Class TS, IO, 3.961s, 2036	1,624,532	145,531
IFB Ser. 06-61, Class SE, IO, 3.951s, 2036	331,868	27,555
IFB Ser. 07-75, Class PI, IO, 3.941s, 2037	1,488,677	139,107
IFB Ser. 07-76, Class SA, IO, 3.941s, 2037	1,323,518	80,926
IFB Ser. 07-W7, Class 2A2, IO, 3.931s, 2037	3,519,380	361,314
IFB Ser. 07-88, Class MI, IO, 3.921s, 2037	141,359	12,761
IFB Ser. 08-10, Class AI, IO, 3.901s, 2038	16,613,326	1,195,667
IFB Ser. 07-116, Class IA, IO, 3.901s, 2037	4,022,329	393,504
IFB Ser. 07-103, Class AI, IO, 3.901s, 2037	5,942,966	603,185
IFB Ser. 07-1, Class NI, IO, 3.901s, 2037	3,065,593	308,274
IFB Ser. 03-124, Class ST, IO, 3.901s, 2034	777,462	78,181
IFB Ser. 07-15, Class NI, IO, 3.901s, 2022	1,752,762	148,634
IFB Ser. 07-106, Class SM, IO, 3.861s, 2037	200,029	17,815
IFB Ser. 08-3, Class SC, IO, 3.851s, 2038	448,148	46,110
IFB Ser. 07-109, Class XI, IO, 3.851s, 2037	885,462	90,296
IFB Ser. 07-109, Class YI, IO, 3.851s, 2037	1,345,422	120,674
IFB Ser. 07-54, Class KI, IO, 3.841s, 2037	699,357	63,617
IFB Ser. 07-30, Class JS, IO, 3.841s, 2037	2,168,986	211,178
IFB Ser. 07-30, Class LI, IO, 3.841s, 2037	1,427,813	140,775
IFB Ser. 07-W2, Class 1A2, IO, 3.831s, 2037	1,053,802	102,935
IFB Ser. 07-106, Class SN, IO, 3.811s, 2037	1,502,406	129,817
IFB Ser. 07-54, Class IA, IO, 3.811s, 2037	1,074,181	104,805
IFB Ser. 07-54, Class IB, IO, 3.811s, 2037	1,074,181	104,805
IFB Ser. 07-54, Class IC, IO, 3.811s, 2037	1,074,181	104,805
IFB Ser. 07-54, Class ID, IO, 3.811s, 2037	1,074,181	104,805
IFB Ser. 07-54, Class IE, IO, 3.811s, 2037	1,074,181	104,805

COLLATERALIZED MORTGAGE OBLIGATIONS (44.6%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 07-54, Class IF, IO, 3.811s, 2037	$1,599,295	$156,039
IFB Ser. 07-54, Class NI, IO, 3.811s, 2037	1,034,649	101,088
IFB Ser. 07-54, Class UI, IO, 3.811s, 2037	1,387,118	151,948
IFB Ser. 07-109, Class AI, IO, 3.801s, 2037	2,642,111	257,450
IFB Ser. 07-91, Class AS, IO, 3.801s, 2037	984,115	90,153
IFB Ser. 07-91, Class HS, IO, 3.801s, 2037	1,051,567	94,723
IFB Ser. 07-15, Class CI, IO, 3.781s, 2037	3,937,508	379,556
IFB Ser. 06-123, Class BI, IO, 3.781s, 2037	5,173,440	481,358
IFB Ser. 06-115, Class JI, IO, 3.781s, 2036	2,881,811	276,531
IFB Ser. 07-109, Class PI, IO, 3.751s, 2037	1,417,389	134,824
IFB Ser. 06-123, Class LI, IO, 3.721s, 2037	1,917,368	175,043
IFB Ser. 08-1, Class DI, IO, 3.661s, 2038	250,651	20,015
IFB Ser. 08-1, Class NI, IO, 3.651s, 2037	2,276,824	187,442
IFB Ser. 07-116, Class BI, IO, 3.651s, 2037	3,730,991	330,652
IFB Ser. 08-01, Class AI, IO, 3.651s, 2037	6,763,774	630,592
IFB Ser. 08-1, Class HI, IO, 3.601s, 2037	3,192,600	287,010
IFB Ser. 07-39, Class AI, IO, 3.521s, 2037	2,106,792	174,082
IFB Ser. 07-32, Class SD, IO, 3.511s, 2037	1,274,970	108,771
IFB Ser. 07-30, Class UI, IO, 3.501s, 2037	1,046,022	94,125
IFB Ser. 07-32, Class SC, IO, 3.501s, 2037	1,698,756	144,992
IFB Ser. 07-1, Class CI, IO, 3.501s, 2037	1,219,702	106,493
IFB Ser. 05-74, Class SE, IO, 3.501s, 2035	6,250,867	487,719
IFB Ser. 05-82, Class SI, IO, 3.501s, 2035	5,081,690	397,194
IFB Ser. 05-74, Class NI, IO, 3.481s, 2035	6,626,512	646,571
IFB Ser. 05-14, Class SE, IO, 3.451s, 2035	285,598	21,407
IFB Ser. 08-1, Class BI, IO, 3.311s, 2038	1,127,621	72,909
IFB Ser. 07-75, Class ID, IO, 3.271s, 2037	1,175,921	98,321
FRB Ser. 07-103, Class HB, 2.999s, 2037	11,137,000	10,916,487
IFB Ser. 08-33, Class SA, IO, 2.942s, 2038	1,623,000	131,187
FRB Ser. 07-95, Class A1, 2.849s, 2036	11,149,881	11,085,212
FRB Ser. 07-95, Class A2, 2.849s, 2036	39,716,000	38,925,652
FRB Ser. 07-95, Class A3, 2.849s, 2036	11,005,000	10,555,996
FRB Ser. 07-101, Class A2, 2.849s, 2036	9,775,000	9,660,633
FRB Ser. 07-114, Class A1, 2.799s, 2037	25,658,543	25,612,358
Ser. 03-W10, Class 3A, IO, 0.778s, 2043	24,482,983	365,199
Ser. 03-W10, Class 1A, IO, 0.743s, 2043	20,244,258	253,229
Ser. 01-T12, Class IO, 0.565s, 2041	2,609,080	34,950
Ser. 03-W2, Class 1, IO, 0.469s, 2042	1,083,430	13,606
Ser. 01-50, Class B1, IO, 0.451s, 2041	4,576,902	43,910
Ser. 02-T4, IO, 0.45s, 2041	13,506,584	144,967
Ser. 02-T1, Class IO, IO, 0.424s, 2031	2,783,246	30,082
Ser. 03-W6, Class 3, IO, 0.366s, 2042	1,764,434	16,321
Ser. 01-79, Class BI, IO, 0.333s, 2045	4,228,664	34,824
Ser. 08-33, Principal Only (PO), zero %, 2038	193,000	142,963
Ser. 08-9, PO, zero %, 2038	142,106	111,050
Ser. 07-112, Class EO, PO, zero %, 2037	97,576	74,858
Ser. 07-64, Class LO, PO, zero %, 2037	335,427	293,179
Ser. 06-117, Class OA, PO, zero %, 2036	110,171	83,489
Ser. 06-81, Class OP, PO, zero %, 2036	128,592	101,105

COLLATERALIZED MORTGAGE OBLIGATIONS (44.6%)* continued

	Principal amount	Value

Fannie Mae
Ser. 06-56, Class XF, zero %, 2036	$77,342	$75,753
Ser. 370, Class 1, PO, zero %, 2036	813,913	676,109
Ser. 04-38, Class AO, PO, zero %, 2034	1,349,037	1,010,178
Ser. 04-61, Class CO, PO, zero %, 2031	1,539,004	1,361,238
Ser. 07-31, Class TS, IO, zero %, 2009	3,404,756	100,376
Ser. 07-15, Class IM, IO, zero %, 2009	1,339,611	33,672
Ser. 07-16, Class TS, IO, zero %, 2009	5,494,338	151,166
FRB Ser. 07-76, Class SF, zero %, 2037	104,994	104,588
FRB Ser. 06-115, Class SN, zero %, 2036	605,786	608,259
FRB Ser. 06-104, Class EK, zero %, 2036	221,046	216,621
FRB Ser. 05-117, Class GF, zero %, 2036	123,665	114,669
FRB Ser. 05-79, Class FE, zero %, 2035	283,048	280,934
FRB Ser. 05-45, Class FG, zero %, 2035	354,108	328,257
FRB Ser. 05-81, Class DF, zero %, 2033	112,719	112,063
FRB Ser. 06-1, Class HF, zero %, 2032	167,726	161,632
IFB Ser. 06-75, Class FY, zero %, 2036	227,192	224,749
Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
Ser. T-58, Class 4A, 7 1/2s, 2043	322,120	353,002
Ser. T-42, Class A5, 7 1/2s, 2042	219,642	235,871
Ser. T-60, Class 1A2, 7s, 2044	791,604	858,743
Ser. T-59, Class 1A2, 7s, 2043	1,832,852	1,992,932
Ser. T-55, Class 1A2, 7s, 2043	1,083,305	1,168,049
IFB Ser. T-56, Class 2ASI, IO, 5.501s, 2043	563,701	75,043
Freddie Mac
IFB Ser. 3360, Class SB, 26.1s, 2037	287,614	426,105
IFB Ser. 3339, Class WS, 25.637s, 2037	538,824	795,407
IFB Ser. 3339, Class JS, 24.521s, 2037	481,755	651,184
IFB Ser. 3202, Class PS, 22.335s, 2036	740,726	1,004,578
IFB Ser. 3349, Class SA, 22.095s, 2037	1,764,173	2,366,375
IFB Ser. 3331, Class SE, 22.095s, 2037	436,992	565,559
IFB Ser. 3153, Class SX, 19.163s, 2036	1,966,853	2,554,554
IFB Ser. 3153, Class JS, 19.013s, 2036	81,428	106,468
IFB Ser. 3081, Class DC, 16.481s, 2035	547,689	673,223
IFB Ser. 3114, Class GK, 15.13s, 2036	367,156	448,813
IFB Ser. 3360, Class SC, 14.879s, 2037	712,295	824,562
IFB Ser. 3408, Class EK, 14.456s, 2037	1,078,446	1,245,471
IFB Ser. 2979, Class AS, 13.942s, 2034	248,065	283,809
IFB Ser. 3153, Class UT, 13.686s, 2036	1,180,259	1,361,678
IFB Ser. 3149, Class SU, 11.914s, 2036	417,604	458,927
IFB Ser. 3065, Class DC, 11.408s, 2035	889,504	985,483
IFB Ser. 3012, Class GP, 11.232s, 2035	576,105	652,385
IFB Ser. 3012, Class FS, 9.831s, 2035	79,453	83,711
IFB Ser. 3031, Class BS, 9.681s, 2035	1,208,625	1,292,639
IFB Ser. 3184, Class SP, IO, 4.533s, 2033	1,484,543	164,463
IFB Ser. 2882, Class LS, IO, 4.383s, 2034	214,102	24,951
IFB Ser. 3203, Class SH, IO, 4.323s, 2036	846,583	105,357
IFB Ser. 2594, Class SE, IO, 4.233s, 2030	1,429,895	107,259
IFB Ser. 2828, Class TI, IO, 4.233s, 2030	778,221	83,456

COLLATERALIZED MORTGAGE OBLIGATIONS (44.6%)* continued

	Principal amount	Value

Freddie Mac
IFB Ser. 3397, Class GS, IO, 4.183s, 2037	$961,969	$87,028
IFB Ser. 3311, Class BI, IO, 3.943s, 2037	391,480	34,203
IFB Ser. 3297, Class BI, IO, 3.943s, 2037	3,451,595	369,398
IFB Ser. 3284, Class IV, IO, 3.933s, 2037	841,341	97,216
IFB Ser. 3287, Class SD, IO, 3.933s, 2037	1,357,378	131,876
IFB Ser. 3281, Class BI, IO, 3.933s, 2037	667,021	68,461
IFB Ser. 3281, Class CI, IO, 3.933s, 2037	209,900	18,108
IFB Ser. 3249, Class SI, IO, 3.933s, 2036	561,734	67,258
IFB Ser. 3028, Class ES, IO, 3.933s, 2035	4,110,670	461,479
IFB Ser. 3042, Class SP, IO, 3.933s, 2035	905,938	96,187
IFB Ser. 3045, Class DI, IO, 3.913s, 2035	8,354,356	753,581
IFB Ser. 3136, Class NS, IO, 3.883s, 2036	392,915	40,281
IFB Ser. 3054, Class CS, IO, 3.883s, 2035	862,390	65,986
IFB Ser. 3107, Class DC, IO, 3.883s, 2035	2,115,414	245,983
IFB Ser. 3066, Class SI, IO, 3.883s, 2035	5,613,896	636,017
IFB Ser. 2950, Class SM, IO, 3.883s, 2016	524,632	49,877
IFB Ser. 3256, Class S, IO, 3.873s, 2036	1,631,824	171,156
IFB Ser. 3031, Class BI, IO, 3.872s, 2035	814.624	103,310
IFB Ser. 3244, Class SB, IO, 3.843s, 2036	953,357	93,089
IFB Ser. 3244, Class SG, IO, 3.843s, 2036	1,099,500	114,994
IFB Ser. 3236, Class IS, IO, 3.833s, 2036	1,763,622	165,759
IFB Ser. 3114, Class TS, IO, 3.833s, 2030	5,663,232	501,538
IFB Ser. 3128, Class JI, IO, 3.813s, 2036	196,119	20,304
IFB Ser. 3240, Class S, IO, 3.803s, 2036	3,330,776	321,600
IFB Ser. 3153, Class JI, IO, 3.803s, 2036	1,753,169	166,084
IFB Ser. 3065, Class DI, IO, 3.803s, 2035	621,365	79,461
IFB Ser. 3145, Class GI, IO, 3.783s, 2036	160,834	17,886
IFB Ser. 3114, Class GI, IO, 3.783s, 2036	878,124	115,957
IFB Ser. 3339, Class JI, IO, 3.773s, 2037	3,338,904	288,880
IFB Ser. 3218, Class AS, IO, 3.763s, 2036	1,261,568	114,153
IFB Ser. 3221, Class SI, IO, 3.763s, 2036	1,438,908	132,567
IFB Ser. 3202, Class PI, IO, 3.723s, 2036	3,903,457	371,494
IFB Ser. 3355, Class MI, IO, 3.683s, 2037	1,044,202	96,463
IFB Ser. 3201, Class SG, IO, 3.683s, 2036	1,803,124	172,008
IFB Ser. 3203, Class SE, IO, 3.683s, 2036	1,628,390	151,220
IFB Ser. 3171, Class PS, IO, 3.668s, 2036	1,600,342	163,885
IFB Ser. 3152, Class SY, IO, 3.663s, 2036	847,881	92,034
IFB Ser. 3284, Class BI, IO, 3.633s, 2037	1,094,753	102,835
IFB Ser. 3260, Class SA, IO, 3.633s, 2037	1,196,865	87,122
IFB Ser. 3284, Class LI, IO, 3.623s, 2037	2,022,948	192,883
IFB Ser. 3281, Class AI, IO, 3.613s, 2037	4,005,179	388,995
IFB Ser. 3012, Class UI, IO, 3.603s, 2035	1,435,268	138,705
IFB Ser. 3311, Class EI, IO, 3.593s, 2037	1,157,522	110,206
IFB Ser. 3311, Class IA, IO, 3.593s, 2037	1,519,606	152,972
IFB Ser. 3311, Class IB, IO, 3.593s, 2037	1,519,606	152,972
IFB Ser. 3311, Class IC, IO, 3.593s, 2037	1,519,606	152,972
IFB Ser. 3311, Class ID, IO, 3.593s, 2037	1,519,606	152,972
IFB Ser. 3311, Class IE, IO, 3.593s, 2037	2,234,221	224,909
IFB Ser. 3375, Class MS, IO, 3.583s, 2037	174,135	15,645

COLLATERALIZED MORTGAGE OBLIGATIONS (44.6%)* continued

	Principal amount	Value

Freddie Mac
IFB Ser. 3240, Class GS, IO, 3.563s, 2036	$1,998,876	$188,825
IFB Ser. 3408, Class BI, IO, 3.443s, 2038	248,660	18,692
IFB Ser. 3339, Class TI, IO, 3.323s, 2037	1,828,422	167,926
IFB Ser. 3284, Class CI, IO, 3.303s, 2037	3,010,527	268,391
IFB Ser. 3016, Class SQ, IO, 3.293s, 2035	1,657,085	113,141
IFB Ser. 3012, Class IG, IO, 3.263s, 2035	5,460,081	516,745
Ser. 246, PO, zero %, 2037	5,828,078	4,925,860
Ser. 3292, Class DO, PO, zero %, 2037	147,132	116,452
Ser. 3292, Class OA, PO, zero %, 2037	92.087	70,155
Ser. 3300, PO, zero %, 2037	799,692	677,496
Ser. 3218, Class AO, PO, zero %, 2036	82,438	66,788
Ser. 3139, Class CO, PO, zero %, 2036	250,119	195,053
Ser. 236, PO, zero %, 2036	1,022,944	852,946
FRB Ser. 3349, Class DO, zero %, 2037	279,756	277,764
FRB Ser. 3327, Class YF, zero %, 2037	495,672	489,918
FRB Ser. 3326, Class XF, zero %, 2037	676,432	647,150
FRB Ser. 3326, Class YF, zero %, 2037	1,547,409	1,636,013
FRB Ser. 3263, Class TA, zero %, 2037	154,514	158,801
FRB Ser. 3241, Class FH, zero %, 2036	379,778	367,025
FRB Ser. 3231, Class XB, zero %, 2036	351,845	348,952
FRB Ser. 3283, Class HF, zero %, 2036	71,928	72,458
FRB Ser. 3231, Class X, zero %, 2036	248,694	250,962
FRB Ser. 3117, Class AF, zero %, 2036	91,327	95,628
FRB Ser. 3326, Class WF, zero %, 2035	1,453,265	1,394,457
FRB Ser. 3030, Class CF, zero %, 2035	401,852	364,422
FRB Ser. 3036, Class AS, zero %, 2035	88,843	84,547
Government National Mortgage Association
IFB Ser. 07-26, Class WS, 43.972s, 2037	1,033,645	1,788,060
IFB Ser. 07-38, Class AS, 29.14s, 2037	1,157,394	1,676,810
IFB Ser. 07-51, Class SP, 24.266s, 2037	296,367	374,712
IFB Ser. 07-44, Class SP, 23.188s, 2036	510,060	679,515
IFB Ser. 07-35, Class DK, 19.64s, 2035	266,000	334,189
IFB Ser. 05-84, Class SL, 11.442s, 2035	2,304,004	2,510,537
IFB Ser. 05-66, Class SP, 11.442s, 2035	2,636,299	2,873,330
IFB Ser. 05-84, Class SB, 10.661s, 2035	436,799	455,352
IFB Ser. 05-68, Class DP, 9.645s, 2035	3,277,285	3,524,358
IFB Ser. 05-7, Class NP, 8.136s, 2033	298,669	315,751
IFB Ser. 06-61, Class SM, IO, 4.844s, 2036	76,720	6,725
IFB Ser. 06-62, Class SI, IO, 4.844s, 2036	1,212,969	101,215
IFB Ser. 07-1, Class SL, IO, 4.824s, 2037	595,022	52,417
IFB Ser. 07-1, Class SM, IO, 4.814s, 2037	595,022	52,286
IFB Ser. 06-62, Class SA, IO, 4.804s, 2036	108,025	9,251
IFB Ser. 06-64, Class SB, IO, 4.804s, 2036	107,196	9,271
IFB Ser. 04-59, Class SC, IO, 4.383s, 2034	798,661	91,529
IFB Ser. 07-36, Class SW, IO, 4.364s, 2035	5,778,000	507,360
IFB Ser. 07-26, Class SG, IO, 4.314s, 2037	1,847,206	158,928
IFB Ser. 07-9, Class BI, IO, 4.284s, 2037	3,833,347	290,026
IFB Ser. 07-31, Class CI, IO, 4.274s, 2037	1,010,752	77,184
IFB Ser. 07-25, Class SA, IO, 4.264s, 2037	1,293,505	101,747

COLLATERALIZED MORTGAGE OBLIGATIONS (44.6%)* continued

	Principal amount	Value

Government National Mortgage Association
IFB Ser. 07-25, Class SB, IO, 4.264s, 2037	$2,528,177	$189,591
IFB Ser. 07-22, Class S, IO, 4.264s, 2037	1,035,574	110,379
IFB Ser. 07-11, Class SA, IO, 4.264s, 2037	1,038,894	85,309
IFB Ser. 07-14, Class SB, IO, 4.264s, 2037	984,658	79,693
IFB Ser. 07-51, Class SJ, IO, 4.214s, 2037	1,213,149	123,470
IFB Ser. 07-58, Class PS, IO, 4.164s, 2037	143,701	14,253
IFB Ser. 07-59, Class PS, IO, 4.134s, 2037	949,686	83,955
IFB Ser. 07-59, Class SP, IO, 4.134s, 2037	3,217,506	293,916
IFB Ser. 07-68, Class PI, IO, 4.114s, 2037	494,715	43,814
IFB Ser. 06-38, Class SG, IO, 4.114s, 2033	3,734,990	231,835
IFB Ser. 07-53, Class SG, IO, 4.064s, 2037	774,361	57,210
IFB Ser. 08-3, Class SA, IO, 4.014s, 2038	2,379,129	167,610
IFB Ser. 07-64, Class AI, IO, 4.014s, 2037	11,673,959	800,295
IFB Ser. 07-53, Class ES, IO, 4.014s, 2037	1,239,807	83,320
IFB Ser. 07-26, Class SD, IO, 3.983s, 2037	1,814,753	142,624
IFB Ser. 07-26, Class SL, IO, 3.983s, 2037	207,825	19,367
IFB Ser. 07-26, Class SM, IO, 3.983s, 2037	4,372,576	409,557
IFB Ser. 07-26, Class SN, IO, 3.983s, 2037	83,911	7,600
IFB Ser. 08-4, Class SA, IO, 3.98s, 2038	5,321,607	371,116
IFB Ser. 07-67, Class SI, IO, 3.974s, 2037	6,022,875	423,468
IFB Ser. 07-9, Class DI, IO, 3.974s, 2037	1,936,671	135,827
IFB Ser. 07-57, Class QA, IO, 3.964s, 2037	2,734,320	180,446
IFB Ser. 07-58, Class SA, IO, 3.964s, 2037	253,154	17,595
IFB Ser. 07-58, Class SC, IO, 3.964s, 2037	2,231,209	135,779
IFB Ser. 07-61, Class SA, IO, 3.964s, 2037	1,452,429	96,850
IFB Ser. 07-53, Class SC, IO, 3.964s, 2037	1,343,007	88,970
IFB Ser. 07-58, Class SD, IO, 3.954s, 2037	2,171,008	129,975
IFB Ser. 07-59, Class SD, IO, 3.934s, 2037	5,818,542	400,863
IFB Ser. 08-18, Class SG, IO, 3.864s, 2038	99,023	6,499
IFB Ser. 07-48, Class SB, IO, 3.833s, 2037	1,722,281	121,326
IFB Ser. 05-65, Class SI, IO, 3.814s, 2035	6,929,768	586,437
IFB Ser. 06-7, Class SB, IO, 3.784s, 2036	5,823,666	395,264
IFB Ser. 07-17, Class AI, IO, 3.733s, 2037	4,264,252	409,885
IFB Ser. 07-17, Class IB, IO, 3.714s, 2037	910,062	77,314
IFB Ser. 06-14, Class S, IO, 3.714s, 2036	1,521,409	111,276
IFB Ser. 06-11, Class ST, IO, 3.704s, 2036	961,093	66,625
IFB Ser. 07-9, Class AI, IO, 3.683s, 2037	1,544,915	122,377
IFB Ser. 07-27, Class SD, IO, 3.664s, 2037	1,028,736	66,167
IFB Ser. 07-19, Class SJ, IO, 3.664s, 2037	1,564,903	99,501
IFB Ser. 07-23, Class ST, IO, 3.664s, 2037	2,174,015	129,378
IFB Ser. 07-8, Class SA, IO, 3.664s, 2037	616,338	41,906
IFB Ser. 07-9, Class CI, IO, 3.664s, 2037	2,517,180	157,158
IFB Ser. 07-7, Class EI, IO, 3.664s, 2037	901,738	55,141
IFB Ser. 07-7, Class JI, IO, 3.664s, 2037	2,777,551	214,779
IFB Ser. 07-1, Class S, IO, 3.664s, 2037	2,030,301	129,558
IFB Ser. 07-3, Class SA, IO, 3.664s, 2037	1,939,453	123,215
IFB Ser. 07-73, Class MI, IO, 3.464s, 2037	6,361,695	354,578
IFB Ser. 07-17, Class IC, IO, 3.433s, 2037	938,500	80,040
IFB Ser. 07-25, Class KS, IO, 3.383s, 2037	487,792	44,511

COLLATERALIZED MORTGAGE OBLIGATIONS (44.6%)* continued

	Principal amount	Value

Government National Mortgage Association
IFB Ser. 07-21, Class S, IO, 3.383s, 2037	$2,028,835	$138,884
IFB Ser. 07-31, Class AI, IO, 3.363s, 2037	1,204,334	123,809
IFB Ser. 07-43, Class SC, IO, 3.283s, 2037	1,427,496	99,598
IFB Ser. 07-67, Class EI, IO, 0.02s, 2037	3,253,396	1,324
IFB Ser. 07-67, Class GI, IO, 0.02s, 2037	9,526,324	3,877
Ser. 07-73, Class MO, PO, zero %, 2037	488,943	392,968
FRB Ser. 07-73, Class KI, IO, zero %, 2037	4,893,960	94,687
FRB Ser. 07-73, Class KM, zero %, 2037	489,849	491,499
FRB Ser. 07-49, Class UF, zero %, 2037	155,083	150,604
FRB Ser. 07-35, Class UF, zero %, 2037	202,061	205,469
FRB Ser. 07-22, Class TA, zero %, 2037	170,207	173,209
GS Mortgage Securities Corp. II Ser. 06-GG6,
Class A2, 5.506s, 2038	790,000	789,099
GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4, 8 1/2s, 2035	430,935	442,182
Ser. 05-RP3, Class 1A3, 8s, 2035	1,225,186	1,232,206
Ser. 05-RP3, Class 1A2, 7 1/2s, 2035	1,119,859	1,106,186
GSMPS Mortgage Loan Trust 144A IFB Ser. 04-4,
Class 1AS, IO, 2.963s, 2034	20,610,749	1,572,046
GSR Mortgage Loan Trust Ser. 05-AR2, Class 2A1,
4.836s, 2035 (F)	394,744	368,331
IMPAC Secured Assets Corp. FRB Ser. 07-2,
Class 1A1A, 2.709s, 2037	481,084	432,073
JPMorgan Chase Commercial Mortgage Securities Corp.
FRB Ser. 07-LD12, Class AM, 6.063s, 2051	440,000	404,800
FRB Ser. 07-LD12, Class A3, 5.991s, 2051	1,395,000	1,288,631
FRB Ser. 07-LD11, Class AM, 5.819s, 2049	258,000	233,653
Ser. 06-CB14, Class A4, 5.481s, 2044	825,000	816,618
FRB Ser. 07-LDPX, Class AM, 5.464s, 2049	262,000	231,011
Ser. 07-LDPX, Class A3, 5.42s, 2049	2,044,000	1,979,491
LB-UBS Commercial Mortgage Trust
Ser. 07-C6, Class A2, 5.845s, 2012	435,000	427,918
Ser. 04-C7, Class A6, 4.786s, 2029	759,000	721,475
Lehman Mortgage Trust
IFB Ser. 06-7, Class 1A9, 25.328s, 2036	455,977	572,447
IFB Ser. 07-5, Class 4A3, 24.488s, 2037	795,888	983,562
IFB Ser. 07-5, Class 8A2, IO, 5.121s, 2036	1,315,575	124,067
Ser. 07-1, Class 3A2, IO, 4.651s, 2037	1,944,655	235,596
IFB Ser. 06-9, Class 3A2, IO, 4.631s, 2037	1,120,046	128,515
IFB Ser. 07-4, Class 3A2, IO, 4.601s, 2037	1,250,729	125,591
IFB Ser. 06-5, Class 2A2, IO, 4.551s, 2036	2,664,084	220,497
IFB Ser. 06-7, Class 2A5, IO, 4.299s, 2036	3,839,805	359,428
IFB Ser. 07-4, Class 2A2, IO, 4.071s, 2037	4,982,288	471,617
Ser. 06-9, Class 2A3, IO, 4.021s, 2036	3,929,919	403,710
IFB Ser. 06-9, Class 2A2, IO, 4.021s, 2037	2,822,458	288,406
IFB Ser. 06-7, Class 2A4, IO, 3.951s, 2036	4,180,203	302,231
IFB Ser. 06-6, Class 1A2, IO, 3.901s, 2036	1,548,160	110,233
IFB Ser. 06-6, Class 1A3, IO, 3.901s, 2036	2,180,168	175,797
IFB Ser. 07-5, Class 10A2, IO, 3.741s, 2037	2,485,052	177,653

COLLATERALIZED MORTGAGE OBLIGATIONS (44.6%)* continued

	Principal amount	Value

MASTR Adjustable Rate Mortgages Trust
Ser. 04-03, Class 4AX, IO, 1.417s, 2034	$926,505	$9,287
Ser. 05-2, Class 7AX, IO, 0.168s, 2035	2,238,089	4,652
Morgan Stanley Capital I
FRB Ser. 08-T29, Class A3, 6.28s, 2043	468,000	458,191
FRB Ser. 07-IQ14, Class AM, 5.691s, 2049	122,000	110,818
Ser. 05-HQ6, Class A4A, 4.989s, 2042	1,735,000	1,654,247
Ser. 04-HQ4, Class A7, 4.97s, 2040	896,000	879,406
Morgan Stanley Mortgage Loan Trust Ser. 05-5AR,
Class 2A1, 5.302s, 2035	1,979,110	1,533,810
Permanent Financing PLC 144A FRB Ser. 9A, Class 3A,
3.09s, 2033 (United Kingdom)	452,000	428,858
Permanent Master Issuer PLC FRB Ser. 07-1, Class 4A,
4.338s, 2033 (United Kingdom)	549,000	513,480
Residential Funding Mortgage Securities I
Ser. 04-S5, Class 2A1, 4 1/2s, 2019	18,428	17,901
Structured Adjustable Rate Mortgage Loan Trust
FRB Ser. 07-8, Class 1A2, 6 1/4s, 2037	4,521,929	3,844,996
FRB Ser. 05-18, Class 6A1, 5.251s, 2035 (F)	487,288	477,364
Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 3.573s, 2037	27,153,789	2,205,592
Ser. 07-4, Class 1A4, IO, 1s, 2037	28,736,998	751,213
Structured Asset Securities Corp. 144A Ser. 07-RF1,
Class 1A, IO, 2.659s, 2037	3,808,770	230,590
Terwin Mortgage Trust 144A FRB Ser. 06-9HGA,
Class A1, 2.679s, 2037	883,235	794,911
Wachovia Bank Commercial Mortgage Trust
Ser. 07-C30, Class A3, 5.246s, 2043	502,000	505,980
Ser. 04-C15, Class A4, 4.803s, 2041	1,338,000	1,268,318
Wells Fargo Mortgage Backed Securities Trust
Ser. 06-AR10, Class 3A1, 5.258s, 2036	421,910	402,924
Ser. 05-AR2, Class 2A1, 4.541s, 2035	319,537	300,365
Ser. 05-AR9, Class 1A2, 4.369s, 2035	509,139	414,948
Ser. 04-R, Class 2A1, 4.368s, 2034	314,268	296,983
Ser. 05-AR12, Class 2A5, 4.329s, 2035	8,657,000	8,180,863
Ser. 05-AR10, Class 2A18, IO, 0.61s, 2035	18,649,000	105,866

Total collateralized mortgage obligations (cost $293,379,881)		$324,495,960

PURCHASED OPTIONS OUTSTANDING (5.2%)*

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest rate swap
with Deutschbank for the right to receive
a fixed rate of 5.385% versus the three
month USD-LIBOR-BBA maturing
April 16, 2019.	Apr-09/5.385	$23,880,000	$2,157,797
Option on an interest rate swap
with Deutschbank for the right to pay a
fixed rate of 5.385% versus the three
month USD-LIBOR-BBA maturing
April 16, 2019.	Apr-09/5.385	23,880,000	309,962
Option on an interest rate swap
with Goldman Sachs International for the
right to receive a fixed rate of 5.16%
versus the three month USD-LIBOR-BBA
maturing April 28, 2018.	Apr-08/5.16	22,458,000	1,981,469
Option on an interest rate swap
with Goldman Sachs International for the
right to pay a fixed rate of 5.16% versus
the three month USD-LIBOR-BBA maturing
April 28, 2018.	Apr-08/5.16	22,458,000	1,572
Option on an interest rate swap
with Goldman Sachs International for the
right to receive a fixed rate of 5.1975%
versus the three month USD-LIBOR-BBA
maturing on May 14, 2018.	May-08/5.198	8,518,000	771,305
Option on an interest rate swap with
Goldman Sachs International for the
right to pay a fixed rate of 5.1975% versus
the three month USD-LIBOR-BBA
maturing on May 14, 2018.	May-08/5.198	8,518,000	3,322
Option on an interest rate swap
with Goldman Sachs International for the
right to receive a fixed rate of 5.325%
versus the three month USD-LIBOR-BBA
maturing April 08, 2019.	Apr-09/5.325	19,481,000	1,693,094
Option on an interest rate swap
with Goldman Sachs International for the
right to pay a fixed rate of 5.325%
versus the three month USD-LIBOR-BBA
maturing April 08, 2019.	Apr-09/5.325	19,481,000	265,721
Option on an interest rate swap
with Goldman Sachs International for the
right to receive a fixed rate of 5.355%
versus the three month USD-LIBOR-BBA
maturing November 12, 2019.	Nov-09/5.355	38,533,000	3,125,412

PURCHASED OPTIONS OUTSTANDING (5.2%)* continued

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest rate swap
with Goldman Sachs International for the
right to pay a fixed rate of 5.355%
versus the three month USD-LIBOR-BBA
maturing on November 12, 2019.	Nov-09/5.355	$38,533,000	$885,874
Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the right to receive
a fixed rate of 4.405% versus the three
month USD-LIBOR-BBA maturing on
April 16, 2018.	Apr-08/4.405	2,200,000	62,106
Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the right to pay a
fixed rate of 4.405% versus the three
month USD-LIBOR-BBA maturing
April 16, 2018.	Apr-08/4.405	2,200,000	4,532
Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the right to receive
a fixed rate of 5.37% versus the three
month USD-LIBOR-BBA maturing
November 12, 2019.	Nov-09/5.37	38,533,000	3,156,623
Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the right to pay a
fixed rate of 5.37% versus the three
month USD-LIBOR-BBA maturing
November 12, 2019.	Nov-09/5.37	38,533,000	872,387
Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the right to receive
a fixed rate of 5.395% versus the three
month USD-LIBOR-BBA maturing
September 23, 2019.	Sep-09/5.395	71,142,900	6,045,012
Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the right to pay a
fixed rate of 5.395% versus the three
month USD-LIBOR-BBA maturing on
September 23, 2019.	Sep-09/5.395	71,142,900	1,418,589
Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the right to receive
a fixed rate of 5.315% versus the three
month USD-LIBOR-BBA maturing
February 7, 2023.	Feb-13/5.315	63,953,000	3,852,529

PURCHASED OPTIONS OUTSTANDING (5.2%)* continued

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the right to pay a
fixed rate of 5.315% versus the three
month USD-LIBOR-BBA maturing
February 7, 2023.	Feb-13/5.315	$63,953,000	$3,422,125
Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the right to receive
a fixed rate of 4.2375% versus the three
month USD-LIBOR-BBA maturing
May 8, 2018.	May-08/4.238	63,953,000	1,445,338
Option on an interest rate swap with
Lehman Brothers Special Financing, Inc.
for the right to pay a fixed rate of 4.2375%
versus the three month USD-LIBOR-BBA
maturing May 8, 2018.	May-08/4.238	63,953,000	746,971
Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for the
right to receive a fixed rate of 5.315%
versus the three month USD-LIBOR-BBA
maturing on April 08, 2019.	Apr-09/5.315	19,481,000	1,681,210
Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for the
right to pay a fixed rate of 5.315%
versus the three month USD-LIBOR-BBA
maturing on April 08, 2019.	Apr-09/5.315	19,481,000	269,227
Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for the
right to receive a fixed rate of 5.355%
versus the three month USD-LIBOR-BBA
maturing on November 12, 2019.	Nov-09/5.355	38,533,000	3,125,412
Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for the
right to pay a fixed rate of 5.355%
versus the three month USD-LIBOR-BBA
maturing November 12, 2019.	Nov-09/5.355	38,533,000	885,874

Total purchased options outstanding (cost $28,262,320)			$38,183,463

ASSET-BACKED SECURITIES (0.5%)*

	Principal amount	Value

Ace Securities Corp. FRB Ser. 06-HE3, Class A2C, 2.749s, 2036	$54,000	$46,785
Argent Securities, Inc. FRB Ser. 06-W4, Class A2C, 2.759s, 2036	100,000	71,000
Asset Backed Securities Corp. Home Equity Loan Trust
FRB Ser. 06-HE2, Class A3, 2.789s, 2036	23,255	21,230
Fremont Home Loan Trust FRB Ser. 06-2, Class 2A3, 2.769s, 2036	167,000	116,900

ASSET-BACKED SECURITIES (0.5%)* continued

	Principal amount	Value

GSAMP Trust FRB Ser. 06-HE5, Class A2C, 2.749s, 2036	$248,000	$204,524
Lehman XS Trust
IFB Ser. 07-3, Class 4B, IO, 4.091s, 2037	1,817,128	174,090
FRB Ser. 07-6, Class 2A1, 2.809s, 2037	644,272	463,940
Long Beach Mortgage Loan Trust FRB Ser. 06-1,
Class 2A3, 2.789s, 2036	76,000	61,180
Residential Asset Mortgage Products, Inc.
FRB Ser. 06-RZ2, Class A2, 2.769s, 2036	2,397,000	2,202,244
FRB Ser. 07-RZ1, Class A2, 2.759s, 2037	83,000	66,536
Securitized Asset Backed Receivables, LLC FRB
Ser. 07-NC2, Class A2B, 2.739s, 2037	78,000	53,040
Soundview Home Equity Loan Trust FRB Ser. 06-3,
Class A3, 2.759s, 2036	250,000	206,899

Total asset-backed securities (cost $4,146,641)		$3,688,368

SHORT-TERM INVESTMENTS (18.8%)*

	Principal amount/shares	Value

Interest in $420,000,000 joint tri-party repurchase
agreement dated March 31, 2008 with Deutsche Bank
Sec, Inc., due April 1, 2008 — maturity value
of $46,403,222 for an effective yield of 2.5%
(collateralized by various mortgage backed
securities with coupon rates of 5.00% and due dates
ranging from January 1, 2036 to February 1, 2037
valued at $426,400,001)	$46,400,000	$46,400,000
U.S. Treasury Bill for a range of effective yields
of 1.17% to 1.5%, September 18, 2008 #	5,240,000	5,204,705
Putnam Prime Money Market Fund (e)	85,203,692	85,203,692

Total short-term investments (cost $136,808,397)		$136,808,397

TOTAL INVESTMENTS

Total investments (cost $1,664,814,117)	$1,735,276,705

* Percentages indicated are based on net assets of $727,526,005.

# This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at March 31, 2008.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Is valued at fair value following procedures approved by the Trustees.

At March 31, 2008, liquid assets totaling $500,339,336 have been designated as collateral for open forward commitments.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on Floating Rate Bonds (FRB) are the current interest rates at March 31, 2008.

The dates shown on debt obligations are the original maturity dates.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at March 31, 2008.

FUTURES CONTRACTS OUTSTANDING at 3/31/08 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Dollar 90 day (Short)	695	$169,805,875	Jun-08	$(4,272,090)
Euro-Dollar 90 day (Short)	1,318	322,596,975	Sep-08	(8,585,968)
Euro-Dollar 90 day (Long)	388	94,502,250	Sep-09	2,119,970
U.S. Treasury Bond 20 yr (Short)	118	14,018,031	Jun-08	(411,425)
U.S. Treasury Note 2 yr (Short)	3,788	813,117,875	Jun-08	(4,051,416)
U.S. Treasury Note 5 yr (Short)	3,782	432,034,406	Jun-08	(498,144)
U.S. Treasury Note 10 yr (Long)	4,306	512,212,156	Jun-08	14,134,529

Total				$(1,564,544)

WRITTEN OPTIONS OUTSTANDING at 3/31/08 (premiums received $30,568,644) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Citibank, N.A.
for the obligation to pay a fixed rate of 5.7% versus the
three month USD-LIBOR-BBA maturing on
May 14, 2018.	$ 15,036,000	May-08/5.7	$1,982,797
Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 5.7% versus
the three month USD-LIBOR-BBA maturing on
May 14, 2018.	15,036,000	May-08/5.7	601
Option on an interest rate swap with Lehman Brothers
Special Financing, Inc. for the obligation to pay a
fixed rate of 5.35% versus the three month
USD-LIBOR-BBA maturing on August 28, 2018.	2,442,000	Aug-08/5.35	240,317
Option on an interest rate swap with Lehman Brothers
Special Financing, Inc. for the obligation to receive a
fixed rate of 5.35% versus the three month
USD-LIBOR-BBA maturing August 28, 2018.	2,442,000	Aug-08/5.35	9,158
Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the obligation
to pay a fixed rate of 5.385% versus the three month
USD-LIBOR-BBA maturing August 28, 2018.	6,106,000	Aug-08/5.385	616,828
Option on an interest rate swap with Lehman Brothers
Special Financing, Inc. for the obligation to receive a
fixed rate of 5.385% versus the three month
USD-LIBOR-BBA maturing on August 28, 2018.	6,106,000	Aug-08/5.385	21,310
Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the obligation
to pay a fixed rate of 4.935% versus the three month
USD-LIBOR-BB maturing March 02, 2019.	177,113,000	Feb-09/4.935	11,625,697

WRITTEN OPTIONS OUTSTANDING at 3/31/08 (premiums received $30,568,644) (Unaudited) continued

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the obligation to
receive a fixed rate of 4.935% versus the three month
USD-LIBOR-BBA maturing March 02, 2019.	$177,113,000	Feb-09/4.935	$ 3,538,718
Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the obligation to
pay a fixed rate of 5.22% versus the three month
USD-LIBOR-BBA maturing October 28, 2019.	71,232,000	Oct-09/5.22	5,298,236
Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the obligation to
receive a fixed rate of 5.22% versus the three month
USD-LIBOR-BBA maturing October 28, 2019.	71,232,000	Oct-09/5.22	1,828,525
Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
5.395% versus the three month USD-LIBOR-BBA
maturing on August 28, 2018.	97,863,000	Aug-08/5.395	9,959,518
Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate of
5.395% versus the three month USD-LIBOR-BBA
maturing on August 28, 2018.	97,863,000	Aug-08/5.395	334,691
Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
5.00% versus the three month USD-LIBOR-BBA
maturing on December 19, 2018.	23,123,000	Dec-08/5.00	1,642,427
Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate of
5.00% versus the three month USD-LIBOR-BBA
maturing on December 19, 2018.	23,123,000	Dec-08/5.00	337,596
Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
5.51% versus the three month USD-LIBOR-BBA
maturing on May 14, 2022.	44,468,500	May-12/5.51	3,133,695
Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate of
5.51% versus the three month USD-LIBOR-BBA
maturing on May 14, 2022.	44,468,500	May-12/5.51	1,969,955

Total			$42,540,069

TBA SALE COMMITMENTS OUTSTANDING at 3/31/08 (proceeds receivable $428,616,953) (Unaudited)

	Principal	Settlement
	amount	date	Value

FNMA, 5s, April 1, 2038	$3,000,000	4/14/08	$2,968,594
FNMA, 5 1/2s, April 1, 2038	412,000,000	4/14/08	415,830,322
FNMA, 6 1/2s, April 1, 2038	10,000,000	4/14/08	10,355,468

Total			$429,154,384

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/08 (Unaudited)

	Upfront		Payments	Payments	Unrealized
Swap counterparty/	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
$ 28,800,000	$—	3/30/09	3.075%	3 month USD-LIBOR-
				BBA	$ (211,357)

31,081,000	—	9/24/09	3 month USD-LIBOR-
			BBA	4.7375%	1,098,846

90,500,000	—	8/11/15	4.892%	3 month USD-LIBOR-
				BBA	(6,864,796)

48,000,000	—	10/21/15	4.943%	3 month USD-LIBOR-
				BBA	(4,348,339)

280,000	—	5/31/16	5.58909%	3 month USD-LIBOR-
				BBA	(38,515)

386,000	—	10/3/16	5.15630%	3 month USD-LIBOR-
				BBA	(40,606)

14,000,000	—	9/1/15	3 month USD-LIBOR-
			BBA	4.53%	706,940

Citibank, N.A.
191,700,000	—	4/6/09	3 month USD-LIBOR-
			BBA	5.264%	8,308,238

180,000	—	4/7/14	5.377%	3 month USD-LIBOR-
				BBA	(20,792)

54,440,000	—	7/27/09	5.504%	3 month USD-LIBOR-
				BBA	(2,433,214)

8,434,000	—	10/26/12	4.6275%	3 month USD-LIBOR-
				BBA	(627,298)

28,730,000	—	11/9/09	4.387%	3 month USD-LIBOR-
				BBA	(1,278,311)

29,523,000	—	11/9/17	5.0825%	3 month USD-LIBOR-
				BBA	(2,940,116)

28,463,000	—	11/23/17	4.885%	3 month USD-LIBOR-
				BBA	(2,331,017)

1,610,000	—	11/9/17	3 month USD-LIBOR-
			BBA	5.07641%	159,508

139,866,000	—	12/24/09	3 month USD-LIBOR-
			BBA	3.8675%	4,949,222

26,325,000	—	12/24/27	4.9425%	3 month USD-LIBOR-
				BBA	(1,658,527)

Credit Suisse First Boston International
9,804,300	—	7/9/14	4.945%	3 month USD-LIBOR-
				BBA	(763,649)

Credit Suisse International
277,000	—	8/29/12	5.04556%	3 month USD-LIBOR-
				BBA	(21,851)

1,683,000	—	3/21/16	3 month USD-LIBOR-
			BBA	5.20497%	160,040

576,000	—	9/28/16	5.10886%	3 month USD-LIBOR-
				BBA	(50,710)

Goldman Sachs International
11,145,000	—	3/11/38	5.029%	3 month USD-LIBOR-
				BBA	(699,902)

134,944,000	—	3/14/13	3 month USD-LIBOR-
			BBA	3.37125%	454,354

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/08 (Unaudited) continued

	Upfront		Payments	Payments	Unrealized
Swap counterparty/	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International continued
$ 53,317,000	$—	3/27/13	3 month USD-LIBOR-
			BBA	3.4625%	$ 396,997

18,381,000	—	3/29/38	4.665%	3 month USD-LIBOR-
				BBA	(51,459)

380,000	—	10/19/16	5.32413%	3 month USD-LIBOR-
				BBA	(45,325)

43,461,000	—	6/12/17	3 month USD-LIBOR-
			BBA	5.7175%	6,513,044

26,200,000	—	7/25/09	5.327%	3 month USD-LIBOR-
				BBA	(1,102,662)

150,042,000	—	11/20/08	5.16%	3 month USD-LIBOR-
				BBA	(4,783,381)

33,790,000	—	11/20/26	3 month USD-LIBOR-
			BBA	5.261%	3,619,511

154,508,000	—	11/21/08	5.0925%	3 month USD-LIBOR-
				BBA	(4,825,049)

34,291,000	—	11/21/26	3 month USD-LIBOR-
			BBA	5.2075%	3,428,886

3,371,000	—	12/20/16	3 month USD-LIBOR-
			BBA	5.074%	332,846

31,110,000	—	1/8/12	3 month USD-LIBOR-
			BBA	4.98%	2,209,795

340,000	—	11/9/17	3 month USD-LIBOR-
			BBA	5.071%	33,528

27,767,700	—	9/19/09	3 month USD-LIBOR-
			BBA	4.763%	998,983

45,949,600	—	9/21/09	3 month USD-LIBOR-
			BBA	4.60%	1,524,670

12,792,200	—	9/21/17	5.149%	3 month USD-LIBOR-
				BBA	(1,157,219)

300,000	—	11/9/17	3 month USD-LIBOR-
			BBA	5.08%	29,813

JPMorgan Chase Bank, N.A.
9,604,000	—	2/19/18	3 month USD-LIBOR-
			BBA	4.585%	421,263

4,092,000	—	8/15/11	5.412%	3 month USD-LIBOR-
				BBA	(343,560)

18,590,000	—	3/7/18	4.45%	3 month USD-LIBOR-
				BBA	(590,109)

6,966,000	—	3/11/38	5.0025%	3 month USD-LIBOR-
				BBA	(407,127)

24,316,000	—	3/11/38	5.03%	3 month USD-LIBOR-
				BBA	(1,530,940)

53,541,000	—	3/20/13	3 month USD-LIBOR-
			BBA	3.145%	(352,103)

77,430,000	—	3/26/10	3 month USD-LIBOR-
			BBA	2.33375%	(134,747)

111,000,000	—	1/17/16	4.946%	3 month USD-LIBOR-
				BBA	(8,671,170)

397,000	—	9/18/16	5.291%	3 month USD-LIBOR-
				BBA	(40,425)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/08 (Unaudited) continued

	Upfront		Payments	Payments	Unrealized
Swap counterparty/	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. continued
$ 16,000,000	$—	6/27/17	3 month USD-LIBOR-
			BBA	5.712%	$ 2,382,015

39,810,000	—	7/5/17	3 month USD-LIBOR-
			BBA	4.55%	1,687,799

36,700,000	—	10/10/13	5.054%	3 month USD-LIBOR-
				BBA	(3,498,432)

51,060,000	—	10/10/13	5.09%	3 month USD-LIBOR-
				BBA	(4,979,173)

149,658,000	—	11/20/08	5.165%	3 month USD-LIBOR-
				BBA	(4,778,351)

33,694,000	—	11/20/26	3 month USD-LIBOR-
			BBA	5.266%	3,631,405

4,500,000	—	7/25/17	3 month USD-LIBOR-
			BBA	5.652%	600,625

25,500,000	—	3/30/16	3 month USD-LIBOR-
			BBA	5.2755%	2,556,927

1,402,000	—	12/19/16	5.0595%	3 month USD-LIBOR-
				BBA	(136,827)

8,814,000	—	1/19/17	3 month USD-LIBOR-
			BBA	5.249%	879,191

34,672,000	—	1/19/09	5.24%	3 month USD-LIBOR-
				BBA	(841,911)

2,717,000	—	1/31/17	3 month USD-LIBOR-
			BBA	5.415%	309,600

40,939,000	—	3/8/17	3 month USD-LIBOR-
			BBA	5.28%	4,144,778

5,404,000	—	8/2/15	3 month USD-LIBOR-
			BBA	4.6570%	327,895

27,600,000	—	8/13/12	3 month USD-LIBOR-
			BBA	5.2%	2,374,428

1,659,000	—	8/29/17	5.2925%	3 month USD-LIBOR-
				BBA	(170,300)

630,000	—	8/29/17	5.263%	3 month USD-LIBOR-
				BBA	(63,300)

45,949,600	—	9/21/09	3 month USD-LIBOR-
			BBA	4.6125%	1,533,037

12,792,200	—	9/21/17	5.15%	3 month USD-LIBOR-
				BBA	(1,158,244)

11,882,000	—	10/30/12	4.68375%	3 month USD-LIBOR-
				BBA	(913,682)

28,730,000	—	11/9/09	4.3975%	3 month USD-LIBOR-
				BBA	(1,284,097)

29,523,000	—	11/9/17	5.0895%	3 month USD-LIBOR-
				BBA	(2,957,759)

26,325,000	—	12/24/27	4.9675%	3 month USD-LIBOR-
				BBA	(1,747,699)

62,600,000	—	8/4/08	3 month USD-LIBOR-
			BBA	5.40%	781,427

31,200,000	—	8/4/16	3 month USD-LIBOR-
			BBA	5.5195%	3,771,208

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/08 (Unaudited) continued

	Upfront		Payments	Payments	Unrealized
Swap counterparty/	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. continued
$ 36,500,000	$—	9/2/15	3 month USD-LIBOR-
			BBA	4.4505%	$ 1,650,673

44,000,000	—	10/21/15	4.916%	3 month USD-LIBOR-
				BBA	(3,901,971)

30,289,000	—	1/18/18	4.27625%	3 month USD-LIBOR-
				BBA	(536,093)

113,372,000	—	1/31/18	3 month USD-LIBOR-
			BBA	4.25%	1,909,755

58,987,000	—	2/5/18	3 month USD-LIBOR-
			BBA	4.28%	1,127,438

3,500,000	—	4/17/09	5.12%	3 month USD-LIBOR-
				BBA	(150,487)

1,100,000	—	4/17/17	3 month USD-LIBOR-
			BBA	5.266%	125,875

Lehman Brothers Special Financing, Inc.
42,086,000	253,132	2/26/18	4.65%	3 month USD-LIBOR-
				BBA	(1,803,927)

85,696,000	59,328	3/14/18	4.35%	3 month USD-LIBOR-
				BBA	(1,942,459)

21,112,000	—	3/19/13	3 month USD-LIBOR-
			BBA	3.0675%	(215,526)

182,073,000	—	3/20/13	3 month USD-LIBOR-
			BBA	3.13666%	(1,268,843)

8,350,000	—	3/26/10	3 month USD-LIBOR-
			BBA	2.3525%	(11,503)

8,350,000	—	3/26/10	3 month USD-LIBOR-
			BBA	2.395%	(4,607)

53,541,000	—	3/20/13	3 month USD-LIBOR-
			BBA	3.07%	(538,046)

46,005,000	—	3/20/13	3 month USD-LIBOR-
			BBA	3.06%	(483,618)

142,700,000	—	3/25/13	3 month USD-LIBOR-
			BBA	3.2292%	(440,739)

48,400,000	—	3/25/38	4.583%	3 month USD-LIBOR-
				BBA	504,470

59,922,000	—	3/25/10	3 month USD-LIBOR-
			BBA	2.275%	(170,634)

15,309,244	—	8/29/09	5.005%	3 month USD-LIBOR-
				BBA	(581,547)

29,462,000	—	8/29/09	5.001%	3 month USD-LIBOR-
				BBA	(1,121,121)

638,000	—	8/29/17	5.29125%	3 month USD-LIBOR-
				BBA	(65,619)

27,012,000	—	2/1/17	3 month USD-LIBOR-
			BBA	5.08%	2,379,110

952,047	—	8/29/17	3 month USD-LIBOR-
			BBA	5.32%	100,019

122,272,000	—	8/3/08	3 month USD-LIBOR-
			BBA	5.425%	1,540,926

168,000	—	8/3/11	3 month USD-LIBOR-
			BBA	5.445%	14,338

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/08 (Unaudited) continued

	Upfront		Payments	Payments	Unrealized
Swap counterparty/	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc. continued
$ 93,261,000	$—	8/3/16	5.5675%	3 month USD-LIBOR-
				BBA	$(11,597,758)

38,390,000	—	9/8/16	5.3275%	3 month USD-LIBOR-
				BBA	(4,009,470)

17,850,000	—	9/29/13	5.0555%	3 month USD-LIBOR-
				BBA	(1,472,188)

9,968,000	—	10/23/08	3 month USD-LIBOR-
			BBA	5.26%	303,338

4,007,000	—	10/23/16	3 month USD-LIBOR-
			BBA	5.3275%	477,344

9,968,000	—	10/23/08	5.255%	3 month USD-LIBOR-
				BBA	(302,820)

4,007,000	—	10/23/16	5.325%	3 month USD-LIBOR-
				BBA	(476,538)

32,069,000	—	3/15/09	4.9298%	3 month USD-LIBOR-
				BBA	(802,382)

34,500,000	—	3/16/09	4.9275%	3 month USD-LIBOR-
				BBA	(862,141)

7,566,000	—	9/13/17	5.0275%	3 month USD-LIBOR-
				BBA	(611,941)

18,511,800	—	9/19/09	3 month USD-LIBOR-
			BBA	4.755%	663,718

45,949,600	—	9/24/09	3 month USD-LIBOR-
			BBA	4.695%	1,595,700

12,792,200	—	9/24/17	5.285%	3 month USD-LIBOR-
				BBA	(1,296,432)

8,434,000	—	10/26/12	4.61375%	3 month USD-LIBOR-
				BBA	(621,823)

28,730,000	—	11/9/09	4.403%	3 month USD-LIBOR-
				BBA	(1,287,306)

29,523,000	—	11/9/17	5.067%	3 month USD-LIBOR-
				BBA	(2,901,407)

530,000	—	11/9/17	3 month USD-LIBOR-
			BBA	5.068%	52,131

10,186,000	—	12/11/17	4.839%	3 month USD-LIBOR-
				BBA	(784,032)

139,866,000	—	12/24/09	3 month USD-LIBOR-
			BBA	3.84625%	4,891,144

9,931,000	—	1/16/18	4.375%	3 month USD-LIBOR-
				BBA	(256,756)

106,930,000	—	2/8/10	2.728%	3 month USD-LIBOR-
				BBA	(499,275)

77,384,000	—	2/7/18	4.217%	3 month USD-LIBOR-
				BBA	(1,048,761)

16,091,000	—	2/21/18	4.599%	3 month USD-LIBOR-
				BBA	(722,951)

8,350,000	—	3/26/10	3 month USD-LIBOR-
			BBA	2.325%	(17,160)

Merrill Lynch Capital Services, Inc.
8,434,000	—	10/26/12	4.6165%	3 month USD-LIBOR-
				BBA	(622,935)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/08 (Unaudited) continued

	Upfront		Payments	Payments	Unrealized
Swap counterparty/	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Morgan Stanley Capital Services, Inc.
$194,000	$—	8/29/17	5.26021%	3 month USD-LIBOR-
				BBA	$ (19,449)

Total					$(36,681,518)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/08 (Unaudited)

			Fixed payments	Total return	Unrealized
Swap counterparty/		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International
$3,820,000	(1)(F)	11/2/08	20 bp plus	The spread	$112,628
			change in spread	return of Banc
			of Banc	of America
			of America	Securities- CMBS
			Securities AAA	AAA 10 year Index
10 yr Index
multiplied by
the modified
duration factor

JPMorgan Chase Bank, N.A.
87,000	(1)(F)	4/30/08	110 bp plus Banc	The spread	(6,049)
			of America	return of Banc
			Securities AAA	of America
			10 yr Index	Securities- CMBS
			multiplied by	AAA 10 year Index
the modified
duration factor

Lehman Brothers Special Financing, Inc.
230,000	(2)(F)	6/2/08	(Beginning	The spread	22,158
			of period nominal	return of Lehman
			spread of Lehman	Brothers AAA
			Brothers AAA	8.5+ CMBS Index
			8.5+ Commercial	adjusted by
			Mortgage Backed	modified
			Securities Index	duration factor
minus 300 bp)

360,000	(2)(F)	6/1/08	(Beginning	The spread	39,320
			of period nominal	return of Lehman
			spread of Lehman	Brothers AAA
			Brothers AAA	8.5+ CMBS Index
			8.5+ Commercial	adjusted by
			Mortgage Backed	modified
			Securities Index	duration factor
minus 500 bp)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/08 (Unaudited) continued

		Fixed payments	Total return	Unrealized
Swap counterparty/	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Morgan Stanley Capital Services, Inc.
$ 230,000 (2)(F)	5/31/08	(Banc of America	The spread	$ 15,254
		Securities AAA	return of Banc
		10 yr Index	of America
		multiplied by	Securities- CMBS
		the modified	AAA 10 year Index
duration factor
minus 250 bp)

Total				$183,311

(F) Is valued at fair value following procedures approved by the Trustees.

(1) Fund receives the net fixed and total return payment if positive and pays the net fixed and total return payment if negative.

(2) Fund pays the net fixed and total return payment if positive and receives the net fixed and total return payment if negative.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 3/31/08 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,579,610,425)	$1,650,073,013
Affiliated issuers (identified cost $85,203,692) (Note 5)	85,203,692

Cash	754,172

Interest and other receivables	5,098,533

Receivable for shares of the fund sold	1,016,081

Receivable for sales of delayed delivery securities (Note 1)	429,464,120

Receivable from Manager (Note 2)	34,071

Unrealized appreciation on swap contracts (Note 1)	77,852,158

Total assets	2,249,495,840

LIABILITIES

Payable for variation margin (Note 1)	335,761

Payable for securities purchased	354,634

Payable for purchases of delayed delivery securities (Note 1)	930,816,137

Payable for shares of the fund repurchased	757,528

Payable for compensation of Manager (Notes 2 and 5)	839,928

Payable for investor servicing fees (Note 2)	102,829

Payable for Trustee compensation and expenses (Note 2)	193,651

Payable for administrative services (Note 2)	1,909

Payable for distribution fees (Note 2)	444,025

Unrealized depreciation on swap contracts (Note 1)	114,350,365

Payable for closed swap contracts (Note 1)	1,640,617

Written options outstanding, at value (premiums received $30,568,644) (Notes 1 and 3)	42,540,069

TBA sales commitments, at value (proceeds receivable $428,616,953) (Note 1)	429,154,384

Other accrued expenses	125,538

Premiums received on swap contracts (Note 1)	312,460

Total liabilities	1,521,969,835

Net assets	$727,526,005

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$759,517,028

Undistributed net investment income (Note 1)	10,871,991

Accumulated net realized loss on investments (Note 1)	(62,753,995)

Net unrealized appreciation of investments	19,890,981

Total — Representing net assets applicable to capital shares outstanding	$727,526,005

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($671,098,020 divided by 71,773,802 shares)	$9.35

Offering price per class A share
(100/96.00 of $9.35)*	$9.74

Net asset value and offering price per class B share
($27,719,144 divided by 2,983,803 shares)**	$9.29

Net asset value and offering price per class C share
($7,037,457 divided by 754,735 shares)**	$9.32

Net asset value and redemption price per class M share
($2,419,954 divided by 257,441 shares)	$9.40

Offering price per class M share
(100/96.75 of $9.40)***	$9.72

Net asset value, offering price and redemption price per class R share
($1,653,503 divided by 176,797 shares)	$9.35

Net asset value, offering price and redemption price per class Y share
($17,597,927 divided by 1,884,524 shares)	$9.34

    * On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

  ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 3/31/08 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $639,423
from investments in affiliated issuers) (Note 5)	$ 21,143,474

Total investment income	21,143,474

EXPENSES

Compensation of Manager (Note 2)	2,160,019

Investor servicing fees (Note 2)	630,672

Custodian fees (Note 2)	27,292

Trustee compensation and expenses (Note 2)	21,636

Administrative services (Note 2)	17,116

Distribution fees — Class A (Note 2)	807,108

Distribution fees — Class B (Note 2)	132,783

Distribution fees — Class C (Note 2)	25,794

Distribution fees — Class M (Note 2)	5,723

Distribution fees — Class R (Note 2)	1,620

Other	148,503

Non-recurring costs (Notes 2 and 6)	1,131

Costs assumed by Manager (Notes 2 and 6)	(1,131)

Fees waived and reimbursed by Manager (Notes 2 and 5)	(458,531)

Total expenses	3,519,735

Expense reduction (Note 2)	(98,351)

Net expenses	3,421,384

Net investment income	17,722,090

Net realized gain on investments (Notes 1 and 3)	10,794,193

Net increase from payments from affiliates (Note 2)	811,872

Net realized gain on swap contracts (Note 1)	602,734

Net realized gain on futures contracts (Note 1)	7,141,152

Net realized loss on written options (Notes 1 and 3)	(12,550,413)

Net unrealized appreciation of investments, futures contracts, swap contracts,
written options, and TBA sale commitments during the period	20,460,935

Net gain on investments	27,260,473

Net increase in net assets resulting from operations	$ 44,982,563

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

	Six months ended	Year ended
	3/31/08*	9/30/07

Operations:
Net investment income	$ 17,722,090	$ 27,514,051

Net realized gain on investments	6,799,538	16,458,064

Net unrealized appreciation (depreciation) of investments	20,460,935	(6,387,451)

Net increase in net assets resulting from operations	44,982,563	37,584,664

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(17,524,332)	(25,878,658)

Class B	(617,485)	(1,118,270)

Class C	(109,149)	(107,586)

Class M	(58,958)	(79,457)

Class R	(11,450)	(2,208)

Class Y	(429,996)	(489,139)

Redemption fees (Note 1)	1,562	1,175

Increase (decrease) from capital share transactions (Note 4)	34,434,442	(74,158,623)

Total increase (decrease) in net assets	60,667,197	(64,248,102)

NET ASSETS

Beginning of period	666,858,808	731,106,910

End of period (including undistributed net investment income
of $10,871,991 and $11,901,271, respectively)	$727,526,005	$666,858,808

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:
			Net						Total			Ratio of net
	Net asset		realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (a)	investments	operations	income	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
March 31, 2008**	$9.00	.24 (d)	.36 (j)	.60	(.25)	(.25)	— (e)	$9.35	6.78 *(j)	$671,098	.49 *(d)	2.57 *(d)	84.43 *(f)
September 30, 2007	8.86	.36 (d)	.14	.50	(.36)	(.36)	— (e)	9.00	5.79	621,954	1.03 (d)	4.03 (d)	195.57 (f)
September 30, 2006	8.96	.34 (d,g)	(.11)	.23	(.33)	(.33)	— (e)	8.86	2.62	673,112	1.02 (d,g)	3.86 (d,g)	233.43 (f)
September 30, 2005	9.09	.23 (d)	(.13)	.10	(.23)	(.23)	— (e)	8.96	1.09	795,350	1.04 (d)	2.66 (d)	384.39 (f)
September 30, 2004	9.08	.20 (d)	—	.20	(.19)	(.19)	— (e)	9.09	2.29	934,914	1.03 (d)	2.20 (d)	429.97 (f)
September 30, 2003	9.08	.22	.02	.24	(.24)	(.24)	—	9.08	2.73	1,238,690	1.00	2.41	550.68 (h)

CLASS B
March 31, 2008**	$8.94	.20 (d)	.37 (j)	.57	(.22)	(.22)	— (e)	$9.29	6.43 *(j)	$27,719	.87 *(d)	2.19 *(d)	84.43 *(f)
September 30, 2007	8.81	.29 (d)	.13	.42	(.29)	(.29)	— (e)	8.94	4.91	26,021	1.78 (d)	3.28 (d)	195.57 (f)
September 30, 2006	8.90	.27 (d,g)	(.10)	.17	(.26)	(.26)	— (e)	8.81	1.95	42,996	1.77 (d,g)	3.11 (d,g)	233.43 (f)
September 30, 2005	9.03	.16 (d)	(.13)	.03	(.16)	(.16)	— (e)	8.90	.33	68,766	1.79 (d)	1.89 (d)	384.39 (f)
September 30, 2004	9.03	.13 (d)	—	.13	(.13)	(.13)	— (e)	9.03	1.43	102,924	1.78 (d)	1.46 (d)	429.97 (f)
September 30, 2003	9.02	.15	.03	.18	(.17)	(.17)	—	9.03	2.06	169,610	1.75	1.67	550.68 (h)

CLASS C
March 31, 2008**	$8.97	.21 (d)	.36 (j)	.57	(.22)	(.22)	— (e)	$9.32	6.43 *(j)	$7,037	.87 *(d)	2.31 *(d)	84.43 *(f)
September 30, 2007	8.84	.29 (d)	.13	.42	(.29)	(.29)	— (e)	8.97	4.90	3,403	1.78 (d)	3.28 (d)	195.57 (f)
September 30, 2006	8.94	.27 (d,g)	(.11)	.16	(.26)	(.26)	— (e)	8.84	1.84	3,627	1.77 (d,g)	3.11 (d,g)	233.43 (f)
September 30, 2005	9.06	.16 (d)	(.12)	.04	(.16)	(.16)	— (e)	8.94	.42	4,530	1.79 (d)	1.91 (d)	384.39 (f)
September 30, 2004	9.06	.13 (d)	—	.13	(.13)	(.13)	— (e)	9.06	1.42	6,198	1.78 (d)	1.46 (d)	429.97 (f)
September 30, 2003	9.05	.15	.03	.18	(.17)	(.17)	—	9.06	2.06	9,816	1.75	1.67	550.68 (h)

CLASS M
March 31, 2008**	$9.04	.23 (d)	.37 (j)	.60	(.24)	(.24)	— (e)	$9.40	6.72 *(j)	$2,420	.62 *(d)	2.44 *(d)	84.43 *(f)
September 30, 2007	8.90	.34 (d)	.14	.48	(.34)	(.34)	— (e)	9.04	5.48	2,111	1.28 (d)	3.79 (d)	195.57 (f)
September 30, 2006	9.00	.32 (d,g)	(.12)	.20	(.30)	(.30)	— (e)	8.90	2.33	2,115	1.27 (d,g)	3.61 (d,g)	233.43 (f)
September 30, 2005	9.12	.20 (d)	(.12)	.08	(.20)	(.20)	— (e)	9.00	.93	2,316	1.29 (d)	2.40 (d)	384.39 (f)
September 30, 2004	9.11	.18 (d)	—	.18	(.17)	(.17)	— (e)	9.12	2.01	3,490	1.28 (d)	1.96 (d)	429.97 (f)
September 30, 2003	9.10	.20	.03	.3	(.22)	(.22)	—	9.11	2.56	6,468	1.25	2.19	550.68 (h)

CLASS R
March 31, 2008**	$9.00	.26 (d)	.33 (j)	.59	(.24)	(.24)	— (e)	$9.35	6.65 *(j)	$1,654	.62 *(d)	2.83 *(d)	84.43 *(f)
September 30, 2007	8.86	.34 (d)	.14	.48	(.34)	(.34)	— (e)	9.00	5.51	70	1.28 (d)	3.79 (d)	195.57 (f)
September 30, 2006	8.96	.31 (d,g)	(.10)	.21	(.31)	(.31)	— (e)	8.86	2.40	49	1.27 (d,g)	3.57 (d,g)	233.43 (f)
September 30, 2005	9.08	.27 (d)	(.19)	.08	(.20)	(.20)	— (e)	8.96	.93	3	1.29 (d)	2.41 (d)	384.39 (f)
September 30, 2004	9.08	.18 (d)	(.01)	.17	(.17)	(.17)	— (e)	9.08	1.88	1	1.28 (d)	1.95 (d)	429.97 (f)
September 30, 2003†	9.11	.09	(.02)	.07	(.10)	(.10)	—	9.08	.72 *	1	.63 *	1.32 *	550.68 (h)

CLASS Y
March 31, 2008**	$8.99	.25 (d)	.36 (j)	.61	(.26)	(.26)	— (e)	$9.34	6.93 *(j)	$17,598	.37 *(d)	2.72 *(d)	84.43 *(f)
September 30, 2007	8.85	.38 (d)	.14	.52	(.38)	(.38)	— (e)	8.99	6.09	13,300	.78 (d)	4.28 (d)	195.57 (f)
September 30, 2006	8.95	.36 (d,g)	(.11)	.25	(.35)	(.35)	— (e)	8.85	2.90	9,207	.77 (d,g)	4.14 (d,g)	233.43 (f)
September 30, 2005	9.08	.31 (d)	(.19)	.12	(.25)	(.25)	— (e)	8.95	1.35	15,925	.79 (d)	2.96 (d)	384.39 (f)
September 30, 2004	9.07	.22 (d)	.01 (i)	.23	(.22)	(.22)	— (e)	9.08	2.56	14,378	.78 (d)	2.45 (d)	429.97 (f)
September 30, 2003	9.07	.24	.03	.27	(.27)	(.27)	—	9.07	3.00	18,839.75		2.68	550.68(h)

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

60	61

Financial highlights (Continued)

  * Not annualized.

** Unaudited.

 † For the period April 1, 2003 (commencement of operations) to September 30, 2003.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage
of average
net assets

March 31, 2008	0.07%

September 30, 2007	0.10

September 30, 2006	0.06

September 30, 2005	0.04

September 30, 2004	0.06

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes dollar roll transactions.

(g) Reflects a non-recurring accrual related to a reimbursement to the fund from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.02% of average net assets.

(h) Portfolio turnover excludes treasury note transactions executed in connection with a short-trading strategy.

(i) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.

(j) Reflects a non-recurring reimbursement from Putnam Management relating to the misidentification, in 2006, of the characteristics of certain securities in the fund’s portfolio, which amounted to $0.01 per share (Note 2).

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 3/31/08 (Unaudited)

Note 1: Significant accounting policies

Putnam American Government Income Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income, primarily through U.S. government securities, with preservation of capital as its secondary objective. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments, including mortgage backed securities, are valued on the basis of valuations provided by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of

Putnam, LLC. Such service providers use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as a realized gains or loss. Certain total return swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as a realized gains or loss. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) TBA purchase commitments The fund may enter into“TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under“Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

J) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

K) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

L) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2007, the fund had a capital loss carryover of $69,531,103 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$40,264,642	September 30, 2008

20,799,992	September 30, 2014

8,466,469	September 30, 2015

The aggregate identified cost on a tax basis is $1,665,508,061, resulting in gross unrealized appreciation and depreciation of $79,420,249 and $9,651,605, respectively, or net unrealized appreciation of $69,768,644.

M) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

Putnam Management has further agreed to waive fees and reimburse expenses of the fund for the period from January 1, 2007 through June 30, 2008 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of a custom group of competitive funds selected by Lipper Inc. based on the size of the fund. The expense reimbursement is based on a comparison of the fund’s total expenses with the average operating expenses of the funds in this Lipper custom peer group for their respective 2006 fiscal years, excluding 12b-1 fees and after adjustment for certain expense offset and brokerage service arrangements that reduced expenses of the fund.

For the period ended March 31, 2008, the fund’s expenses were limited to the lower of the limits specified above and accordingly, Putnam Management waived $444,390 of its management fee from the fund.

For the period ended March 31, 2008, Putnam Management has assumed $1,131 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

In October 2007, Putnam Management agreed to reimburse the fund in the amount of $811,872 in connection with the misidentification in 2006 of the characteristics of certain securities in the fund’s portfolio.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended March 31, 2008, the fund incurred $636,458 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the six months ended March 31, 2008, the fund’s expenses were reduced by $98,351 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $399, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended March 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $18,262 and $75 from the sale of class A and class M shares, respectively, and received $12,738 and $235 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended March 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received $930 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended March 31, 2008, cost of purchases and proceeds from sales of U.S. government securities and agency obligations other than short-term investments aggregated $571,288,339 and $641,884,647, respectively.

Written option transactions during the period ended March 31, 2008 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options
outstanding at
beginning of period	$724,881,000	$18,133,864

Options opened	542,936,000	20,622,744

Options exercised	—	—

Options expired	—	—

Options closed	(393,050,000)	(8,187,964)

Written options
outstanding at
end of period	$874,767,000	$30,568,644

Note 4: Capital shares

At March 31, 2008, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 3/31/08:

Shares sold	6,949,397	$64,527,406

Shares issued
in connection
with reinvestment
of distributions	1,422,977	13,034,225

	8,372,374	77,561,631

Shares
repurchased	(5,734,884)	(52,880,416)

Net increase	2,637,490	$24,681,215

Year ended 9/30/07:

Shares sold	4,984,285	$44,289,253

Shares issued
in connection
with reinvestment
of distributions	2,146,597	18,974,502

	7,130,882	63,263,755

Shares
repurchased	(13,954,424)	(123,687,309)

Net decrease	(6,823,542)	$(60,423,554)

CLASS B	Shares	Amount

Six months ended 3/31/08:

Shares sold	965,198	$8,914,104

Shares issued
in connection
with reinvestment
of distributions	58,043	528,395

	1,023,241	9,442,499

Shares
repurchased	(950,163)	(8,720,515)

Net increase	73,078	$721,984

Year ended 9/30/07:

Shares sold	466,175	$4,110,880

Shares issued
in connection
with reinvestment
of distributions	109,776	964,644

	575,951	5,075,524

Shares
repurchased	(2,546,796)	(22,433,689)

Net decrease	(1,970,845)	$(17,358,165)

CLASS C	Shares	Amount

Six months ended 3/31/08:

Shares sold	812,562	$7,548,096

Shares issued
in connection
with reinvestment
of distributions	10,134	93,034

	822,696	7,641,130

Shares
repurchased	(447,143)	(4,156,022)

Net increase	375,553	$3,485,108

Year ended 9/30/07:

Shares sold	95,708	$ 849,700

Shares issued
in connection
with reinvestment
of distributions	11,138	98,238

	106,846	947,938

Shares
repurchased	(137,953)	(1,222,186)

Net decrease	(31,107)	$(274,248)

CLASS M	Shares	Amount

Six months ended 3/31/08:

Shares sold	78,018	$726,484

Shares issued
in connection
with reinvestment
of distributions	5,196	47,835

	83,214	774,319

Shares
repurchased	(59,219)	(551,634)

Net increase	23,995	$222,685

Year ended 9/30/07:
Shares sold	31,158	$277,359

Shares issued
in connection
with reinvestment
of distributions	7,391	65,669

	38,549	343,028

Shares
repurchased	(42,637)	(379,294)

Net decrease	(4,088)	$(36,266)

CLASS R	Shares	Amount

Six months ended 3/31/08:

Shares sold	171,472	$1,599,851

Shares issued
in connection
with reinvestment
of distributions	1,229	11,450

	172,701	1,611,301

Shares
repurchased	(3,684)	(34,516)

Net increase	169,017	$1,576,785

Year ended 9/30/07:

Shares sold	2,034	$18,049

Shares issued
in connection
with reinvestment
of distributions	249	2,208

	2,283	20,257

Shares
repurchased	(45)	(400)

Net increase	2,238	$19,857

CLASS Y	Shares	Amount

Six months ended 3/31/08:

Shares sold	568,959	$5,275,068

Shares issued
in connection
with reinvestment
of distributions	46,956	429,996

	615,915	5,705,064

Shares
repurchased	(211,557)	(1,958,399)

Net increase	404,358	$3,746,665

Year ended 9/30/07:

Shares sold	552,596	$4,908,018

Shares issued
in connection
with reinvestment
of distributions	55,340	488,622

	607,936	5,396,640

Shares
repurchased	(167,806)	(1,482,887)

Net increase	440,130	$3,913,753

At March 31, 2008, Putnam, LLC owned the following shares.

Total
		Percentage of	value of
	Shares	outstanding	owned
	owned	shares	shares

Class R	12	<0.01%	112

Note 5: Investment in Putnam Prime
Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended March 31, 2008, management fees paid were reduced by $14,141 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $639,423 for the period ended March 31, 2008. During the period ended March 31, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $140,797,509 and $67,997,639, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management does not believe the adoption of the Standard will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (“FAS 161”) Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133 ("FAS 133"), which expands the disclosure requirements in FAS 133 about an entity’s derivative instruments and hedging activities. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Putnam Management is currently evaluating the impact the adoption of these accounting pronouncements will have on the fund’s financial statements and related disclosures.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	Charles E. Haldeman, Jr.	Vice President and
Management, LLC	President	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Robert R. Leveille
	Executive Vice President,	Vice President and
Marketing Services	Principal Executive Officer,	Chief Compliance Officer
Putnam Retail Management	Associate Treasurer and
One Post Office Square	Compliance Liaison	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Senior Vice President
State Street Bank and	and Treasurer	Judith Cohen
Trust Company		Vice President, Clerk and
	Steven D. Krichmar	Assistant Treasurer
Legal Counsel	Vice President and
Ropes & Gray LLP	Principal Financial Officer	Wanda M. McManus
Vice President, Senior Associate
Trustees	Janet C. Smith	Treasurer and Assistant Clerk
John A. Hill, Chairman	Vice President, Principal
Jameson Adkins Baxter,	Accounting Officer and	Nancy E. Florek
Vice Chairman	Assistant Treasurer	Vice President, Assistant Clerk,
Charles B. Curtis		Assistant Treasurer and
Robert J. Darretta	Susan G. Malloy	Proxy Manager
Myra R. Drucker	Vice President and
Charles E. Haldeman, Jr.	Assistant Treasurer
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
Kenneth R. Leibler	Vice President
Robert E. Patterson
George Putnam, III	James P. Pappas
Richard B. Worley	Vice President

This report is for the information of shareholders of Putnam American Government Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA027 250652 5/08

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed - End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed - End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed - End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam American Government Income Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: May 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: May 30, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: May 30, 2008